UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

iAnthus Capital Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

420 LEXINGTON AVENUE, SUITE 414

NEW YORK, NY, 10170, USA

TELEPHONE NO.: (646) 518-9411

EMAIL: INFO@IANTHUSCAPITAL.COM

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 11, 2022

To the Shareholders of iAnthus Capital Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the 2020, 2021 and 2022 Annual General Meeting (the “Meeting”) of holders of the common shares of iAnthus Capital Holdings, Inc. (the “Company”) will be held on August 11, 2022 at 10:00 a.m. (Eastern Time), at Suite 4400 – 181 Bay Street, Toronto, Ontario. The Meeting will be held for the following purposes:

(1)	to receive the financial statements of the Company for the years ended December 31, 2021, December 31, 2020 and December 31, 2019 together with the reports of the Company’s auditor thereon;

(2)	to set the number of directors of the Company at six (Proposal One);

(3)	to elect six directors to serve until the next annual meeting or until their respective successors are duly elected or qualified (Proposal Two);

(4)	to re-appoint Marcum LLP as auditor of the Company for the fiscal year ending December 31, 2022 and to authorize the directors to fix their remuneration (Proposal Three); and

(5)

to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

You will find more information on the matters for voting in the Proxy Statement on the following pages. If you are a shareholder of record (also called a registered shareholder), you may vote by mail, by toll-free telephone number or, by using the Internet.

Your vote is important! We strongly encourage you to exercise your right to vote as a shareholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet. You may revoke your proxy at any time before it is exercised.

Proxies, together with copies of the Notice, are being mailed to shareholders of record entitled to vote at the Meeting on or about July 21, 2022.

You will find instructions on how to vote beginning on page 3 of the Proxy Statement. Most shareholders vote by proxy and do not attend the Meeting in person. However, as long as you were a shareholder at the close of business on July 5, 2022, you have the right to vote on the proposals being presented at the Meeting, such that you are invited to attend the Meeting, or to send a representative.

If you are a registered shareholder, you are requested to: (i) complete, date and sign the form of proxy and return it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail to 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 or by hand delivery at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9; (ii) use a touch-tone phone to transmit voting choices to the toll free number given in the form of proxy (registered shareholders who choose this option must follow the instructions of the voice response system and refer to the proxy form for the toll free number, the holder’s account number and the proxy access number); or (iii) log on to Computershare’s website at, www.investorvote.com. Registered shareholders must follow the instructions provided on the website and refer to the form of proxy for the holder’s account number and the proxy access number at any time prior to the close of business on the second to last business day preceding the day of the Meeting. In order to be valid, proxies must be received by Computershare not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. If you are not a registered shareholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions and within the timeframe provided to you by your broker or by the other intermediary.

The persons named in the form of proxy you receive are directors and/or officers of the Company. Each shareholder has the right to appoint a proxyholder other than such persons, who need not be a shareholder, to act for such shareholder and on such shareholder’s behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

By Order of the Board of Directors

/s/ Robert Galvin

Robert Galvin

Interim Chief Executive Officer

New York, NY

July 5, 2022

420 LEXINGTON AVENUE SUITE 414

NEW YORK, NY, 10170, USA

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 11, 2022

DATED JULY 5, 2022

The enclosed proxy (the “Proxy Statement”) is being solicited on behalf of the management of iAnthus Capital Holdings, Inc. (the “Company” or “iAnthus”) for use at the Annual General Meeting of shareholders (the “Annual General Meeting” or the “Meeting”) to be held on August 11, 2022 at 10:00 a.m. (Eastern Time) at our offices at Suite 4400 – 181 Bay Street, Toronto, Ontario, or at such other time and place to which the Meeting may be adjourned or postponed. Proxies, together with copies of the Notice, are being mailed to shareholders of record entitled to vote at the Meeting on or about July 21, 2022.

In this Proxy Statement, references to “we,” “us” and “our” refer to the Company. “Shares” means common shares without par value in the capital of the Company. Unless otherwise specified, references to “C$” are to Canadian dollars and references to “$” or “US$” are to US dollars.

Execution and return of the enclosed proxy will not affect a registered shareholder’s right to attend the Meeting and to vote in person at the Meeting. Any shareholder executing a proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by those named in the proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with the best judgment of the board of directors of iAnthus (the “Board”) on all other matters that may properly come before the Meeting. The enclosed form of proxy card provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy.

Note that if you hold some Shares as a registered shareholder and others as a non-registered shareholder you will receive multiple mailing packages, each containing a form of proxy or voting instruction form, as applicable. You are requested to return or otherwise vote all forms of proxy and voting instruction forms received to ensure the votes attached to all of the Shares you hold are counted.

ADVICE TO BENEFICIAL HOLDERS OF SHARES

The information set forth in this section is of significant importance to many shareholders, as a substantial number of shareholders do not hold shares in their own name. Shareholders who do not hold their shares in their own name (referred to in this document as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered shareholders can be recognized and acted upon at the Meeting. If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder’s name on the records of iAnthus. Such Shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such Shares are registered under the name of Cede & Co. Shares held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting Shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders; however, its purpose is limited to instructing the registered shareholder how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Beneficial Shareholder is requested to complete and return the voting instruction form to them by mail or facsimile. Alternatively, the Beneficial Shareholder can call a toll-free telephone number or visit www.proxyvote.com to vote the Shares held by the Beneficial Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a voting instruction form cannot use that voting instruction form to vote shares directly at the Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of his or her broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for a registered shareholder and vote the Shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their shares as proxyholder for a registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

The Company intends to send proxy related materials indirectly through intermediaries and brokers to non-objecting beneficial owners under National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer. The Company will not pay for the costs of delivery of proxy related materials to objecting beneficial owners. An objecting beneficial owner will not receive the materials unless the objecting beneficial owner’s intermediary assumes the cost of delivery.

RECORD DATE AND VOTING SECURITIES

Only shareholders of record at the close of business on July 5, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the Meeting. The authorized capital of the Company consists of an unlimited number of Shares. The Shares are without par value and carry the right to one vote each. The Shares are listed on the Canadian Securities Exchange (the “CSE”) and as of July 5, 2022, the Company had 6,244,297,897 fully paid and non-assessable Shares outstanding.

No group of shareholders has the right to elect a specified number of directors, nor are there cumulative or similar voting rights attached to the Shares. Certain shareholders have the right to nominate candidates for election to the Board as described below.

PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the date hereof, to the knowledge of the directors and executive officers of the Company, the only persons who beneficially own, or control or direct, directly or indirectly, Shares carrying 10% or more of the voting rights attached to all outstanding Shares of each class are set out below:

Name	Number and Percentage of Shares
Gotham Green Partners, LLC	Approximately 2,572,163,241 Shares (41.2% of the total Shares)
Oasis Investments II Master Fund Ltd.	Approximately 1,270,742,712 Shares (20.35% of the total Shares)
Senvest Global (KY), LP and Senvest Master Fund, LP.	Approximately 1,062,701,449 Shares (17.0% of the total Shares)

In connection with the closing of the Recapitalization Transaction (See “The Recapitalization Transaction”, below), the Company entered into an Investor Rights Agreement (“IRA”) dated June 24, 2022 with ICM and certain investors (the “Investors”). Pursuant to the IRA, on the record date in respect of any meeting of the shareholders of the Company, if (i) the number of Debt Exchange Common Shares held by the First Investor (as defined herein) at such time; plus (ii) the number of Non-Participating Secured Lender Shares (as defined in the IRA) at such time would represent more than 35.78% of the votes attached to all of the issued and outstanding Shares, then, unless Supermajority Board Approval is obtained, the First Investor shall not vote at such meeting of the shareholders such number of its Debt Exchange Common Shares (the “Non-Votable First Investor Debt Exchange Common Shares”) that would otherwise result in the Secured Lenders (as defined in the IRA) being able to vote more than 35.78% of the votes attached to all of the issued and outstanding Shares (for purposes of calculating the number of Non-Votable First Investor Debt Exchange Common Shares, such shares shall be excluded from the total number of issued and outstanding Shares). Notwithstanding the foregoing, such voting restriction shall not apply in respect of a vote in favor of a Change of Control Transaction (as defined in the IRA). Such voting restriction shall cease to apply on the earlier of (i) the date that the Debt Exchange Common Share Percentage of each of the Second Investor (as defined herein), the Third Investor (as defined herein) and the Fourth Investor (as defined herein) is less than 5%; and (ii) June 24, 2025. Moreover, until June 24, 2025, unless Supermajority Board Approval is obtained, the First Investor shall not, directly or indirectly, acquire Shares that will cause the First Investor’s Common Share Percentage (as defined in the IRA) to exceed the percentage calculated as follows: (i) 49.9%, minus (ii) the percentage resulting from the number of Non-Participating Secured Lender Shares divided by the total number of Shares issued and outstanding at the time such determination is made.

QUORUM AND VOTING

Under the articles of the Company (the “Articles”), a quorum of shareholders is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued Shares entitled to be voted at the meeting. All votes will be tabulated by the scrutineer appointed for the Meeting. Abstentions and broker non-votes are counted as present for establishing a quorum.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the shareholders of record to approve each of the proposals to be voted on set forth in this Proxy Statement.

•

Proposal One. The affirmative vote of a majority of the votes cast by the holders of the Shares entitled to vote at the Meeting and present in person or by proxy, is required to set the number of directors of the Company at six.

•

Proposal Two. The nominees for director who receive the most votes cast by the holders of the Shares entitled to vote at the Meeting and present in person or by proxy (also known as “plurality” of the votes cast) will be elected.

•

Proposal Three. The affirmative vote of a majority of the votes cast by holders of the Shares entitled to vote at the Meeting and present in person or by proxy, is required for the re-appointment of Marcum LLP (“Marcum”) as our auditor for the fiscal year ending December 31, 2022 and to authorize the Board to fix the remuneration thereof.

The Board recommends a vote “FOR” each of proposals set forth in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Below are instructions on how to vote, as well as information on your rights as a shareholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It is important to follow the instructions that apply to your situation.

Why am I receiving these materials?

The Company has made these materials available to you in connection with the Company’s solicitation of proxies for use at the Meeting, and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to shareholders on or about July 21, 2022. This Proxy Statement gives you information on how to vote your proxy, and the proposals to be presented at the Meeting so that you can make an informed decision.

What is included in these materials?

These materials (the “Proxy Materials”) include:

•	Notice of Meeting;

•	this Proxy Statement for the Meeting;

•	the form of proxy accompanying this Proxy Statement;

•

the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) and on the System for Electronic Document Analysis and Retrieval (“SEDAR”) on March 17, 2022 (the “2021 Annual Report”);

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC and on SEDAR on March 31, 2021 (the “2020 Annual Report”); and

•	the Company’s Annual Audited Financial Statements for the year ended December 31, 2019, filed on SEDAR (collectively with the 2021 Annual Report and the 2020 Annual Report, the “Annual Reports”).

If you requested printed versions of the Proxy Materials by mail, these materials also include the proxy card or voting instruction form for the Meeting. Upon request, the Company will promptly provide a copy of such document free of charge to a securityholder of the Company.

How do I participate in the Meeting?

This year’s Annual General Meeting will be held at Suite 4400 – 181 Bay Street, Toronto, Ontario. You are entitled to participate in the Meeting if you were a shareholder as of the close of business on the Record Date, or hold a valid proxy for the Meeting.

What items of business will be voted on at the Meeting?

The items of business scheduled to be voted on at the Meeting are:

(1)	to set the number of directors of the Company at six (Proposal One);

(2)	to elect six directors to serve until the next Annual General Meeting or until their respective successors are duly elected or qualified (Proposal Two);

(3)	to re-appoint Marcum as our auditor for the fiscal year ending December 31, 2022 and to authorize the directors to fix their remuneration (Proposal Three); and

(4)	to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.

How does the Board recommend that I vote?

The Board recommends a vote “FOR” each of the proposals (including each director nominee) set forth in this Proxy Statement.

Who can vote at the Meeting?

Shareholders who owned Shares on the Record Date may attend and vote at the Meeting.

How many votes am I entitled to per share?

Each Share entitles the holder thereof to one vote on each proposal (and each director nominee) at the Meeting.

There were 6,244,297,897 fully paid and non-assessable Shares outstanding on the Record Date. There are no cumulative voting rights. Information about the holdings of Shares by our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.

What is the difference between a shareholder of record and a beneficial owner of Shares held in street name?

If your Shares are registered directly in your name through Computershare, the Company’s transfer agent, you are considered a “shareholder of record.” If your Shares are held in a brokerage account or bank, you are considered a “street name” holder.

How do I vote if Shares are registered in my name (as a shareholder of record)?

By Mail: complete, date and sign the proxy card and return it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail to 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 or by hand delivery at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9.

By Telephone or Internet: use a touch-tone phone to transmit voting choices to the toll free number given in the proxy card. Registered shareholders who choose this option must follow the instructions of the voice response system and refer to the proxy card for the toll free number, the holder’s account number and the proxy access number; or log on to Computershare’s website at, www.investorvote.com. Registered shareholders must follow the instructions provided on the website and refer to the proxy card for the holder’s account number and the proxy access number.

By Attending the 2022 Annual General Meeting: Come to the Annual General Meeting, and if previously submitted a proxy, withdraw your earlier proxy and vote at the Annual General Meeting in person.

The “Telephone or Internet” voting procedures are designed to allow you to vote your Shares and to confirm that your instructions have been properly recorded consistent with applicable law. Please see your proxy card for specific instructions. Shareholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a shareholder’s vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

How do I vote if my Shares are held in “street name?”

You should give instructions to your broker on how to vote your Shares.

If you do not provide voting instructions to your broker, your broker may have discretion to vote those Shares on matters that are routine. However, a broker may not be able to vote Shares on non-routine matters without your instructions. Accordingly, your broker may not have the discretion to vote Shares as to which you have not provided voting instructions with respect to any of these matters or may seek them from you.

What is a broker Non-vote?

“Broker non-votes” are shares that are held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. If you do not instruct your brokerage firm, bank or other nominee how to vote with respect to these proposals, your brokerage firm, bank or other nominee may not vote with respect to these proposals and those Shares that would have otherwise been entitled to be voted will be counted as “broker non-votes.”

Setting the number of directors at six and the election of directors, are non-discretionary matters and your brokerage firm, bank or other nominee will not be able to vote on this proposal if you do not provide instructions on how to vote. Ratification of the selection of our independent registered public accounting firm, is considered a discretionary matter, and your brokerage firm, bank or other nominee will be able to vote on this proposal even if it does not timely receive instructions from you, so long as it holds your Shares in its name.

What is an Abstention?

An abstention is a shareholders’ affirmative choice to decline to vote on a proposal.

What is the proxy card?

The proxy card enables you to appoint Robert Galvin, our Interim Chief Executive Officer, and Julius Kalcevich, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your Shares at the Meeting in accordance with your instructions on the proxy card. This way your Shares will be voted whether or not you attend the Annual General Meeting. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your Shares, under your proxy, according to their best judgment to the extent permissible by applicable law.

Can I revoke my proxy or change my vote after I have voted?

If your Shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

•	by delivering a written notice of revocation to the Secretary of the Company;

•	by executing and delivering another proxy that bears a later date;

•	by voting by telephone at a later time;

•	by voting over the Internet at a later time; or

•	by voting in person at the Meeting.

If your Shares are held in street name, you must contact your broker to revoke your proxy.

How are votes counted?

In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the Meeting. To hold a meeting of shareholders, a quorum of the Shares is required to be represented either in person or by proxy at the Meeting.

A simple majority of affirmative votes cast in person or by proxy at the Meeting is required to pass the resolution(s) contemplated by Proposals One and Three.

What are my options when voting on Proposal One?

When voting on Proposal One, you have two options:

•	Vote FOR; or

•	Vote AGAINST.

Proposal One requires the affirmative vote of a majority of the votes cast by the holders of the Shares entitled to vote at the Meeting and present in person or by proxy. If you indicate on your proxy card that you wish to vote “AGAINST” Proposal One, your Shares will be recorded as voting against Proposal One.

What are my options when voting for directors (Proposal Two)? When voting to elect directors, you have two options:

•	Vote FOR a nominee; or

•	WITHHOLD from voting on a nominee.

It is the intention of the management designees, if named as proxy, to vote “FOR” the election of each of the persons named in Proposal Two to the Board unless otherwise directed. Shareholders can vote “FOR” all of the proposed directors set forth herein, vote for some of them and “WITHHOLD” for others, or “WITHHOLD” for all of them. Abstention is not available for Proposal Two. Broker non-votes will have no impact on the election of directors.

Management does not contemplate that any of the nominees will be unable to serve as a director. However, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, the management designees, if named as proxy, reserve the right to vote for any other nominee in their sole discretion unless you have specified in your proxy that your Shares are to be withheld from voting on the election of that particular director.

What are my options when voting on Proposal Three?

When voting on Proposal Three, you have two options:

•	Vote FOR the proposal; or

•

WITHHOLD from voting on the Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of the Shares entitled to vote at the Meeting and present in person or by proxy. If you indicate on your proxy card that you wish to “WITHHOLD” your vote on Proposal 3, your withheld votes are not counted in determining the number of Shares voted “FOR” any proposal but will be counted as present and entitled to vote on the proposal.

An abstention or broker non-vote for Proposal Three will not be counted as a vote cast and will have no effect on the proposal.

How will my Shares be voted if I sign and return my proxy card with no votes marked?

If you sign and return your proxy card with no votes marked, your Shares will be voted “FOR” each of proposals set forth in this Proxy Statement.

How are proxies solicited and what is the cost?

The Company may actively solicit proxy participation. The Company encourages banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to shareholders, and reimburses them for their expenses. However, the Company does not reimburse its own employees for soliciting proxies.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting. The final voting results will be tallied by the scrutineer and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting. A copy of the report will also be available on SEDAR.

Do I have any appraisal rights?

Neither the Business Corporations Act (British Columbia) (the “BCBCA”) nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the proposals at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Are there any other matters to be handled at the Meeting?

We are not currently aware of any business to be acted upon at the Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting or at any adjournment(s) or postponement(s) of the Meeting. If other matters do properly come before the Meeting, or at any adjournment(s) or postponement(s) of the Meeting, Shares, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment to the extent permitted by applicable law.

Who can help answer my questions?

You can contact our Interim Chief Executive Officer, Robert Galvin at (212) 479-2572 or by sending a letter to Mr. Galvin at the Company’s headquarters at iAnthus Capital Holdings, Inc., 420 Lexington Avenue, Suite 414, New York, NY, 10170, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

FINANCIAL STATEMENTS

The financial statements of the Company for the financial years ended December 31, 2021, December 31, 2020, and December 31, 2019 and accompanying auditor’s reports will be placed before the Meeting.

THE RECAPITALIZATION TRANSACTION

On June 24, 2022 (the “Closing Date”), the Company completed its previously announced recapitalization transaction (the “Recapitalization Transaction”) pursuant to the terms of that certain Restructuring Support Agreement (the “Restructuring Support Agreement”) dated July 10, 2020, as amended on June 15, 2021, by and among the Company, all of the holders (the “Secured Lenders”) of the 13% senior secured convertible debentures (the “Secured Debentures”) issued by iAnthus Capital Management, LLC, a wholly-owned subsidiary of the Company (“ICM”), and a majority of the holders (the “Consenting Unsecured Debentureholders”) of the Company’s 8% unsecured convertible debentures (the “Unsecured Debentures”). The Recapitalization Transaction closed pursuant to the terms of the amended and restated plan of arrangement (the “Plan of Arrangement”) under the BCBCA approved by the Supreme Court of British Columbia.

In connection with the closing of the Recapitalization Transaction, the Company issued an aggregate of 6,072,579,705 Shares to the Secured Lenders and all of the holders (the “Unsecured Lenders”) of the Unsecured Debentures. Specifically, the Company issued 3,036,289,852 Shares (the “Secured Lender Shares”), or 48.625% of the outstanding Shares, to the Secured Lenders and 3,036,289,853 Shares (the “Unsecured Debentureholder Shares”), or 48.625% of the outstanding Shares, to the Unsecured Lenders. As a result of the consummation of the Recapitalization Transaction, as of June 24, 2022 there were 6,244,297,897 Shares issued and outstanding and existing holders of Shares collectively held 171,718,192 Shares, or 2.75% of the outstanding Shares. For further information, see “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

In connection with the consummation of the Recapitalization Transaction, (i) the outstanding principal amount of the Secured Debentures (including the interim financing secured notes in the aggregate principal amount of approximately $14.7 million originally due on July 13, 2025) (the “Interim Financing”) together with interest accrued and fees thereon were forgiven in part and exchanged for (A) the Secured Lender Shares, (B) 8% secured debentures (the “June Secured Debentures”) in the aggregate principal amount of $99,736,842.05 and (C) the 8% unsecured debentures (the “June Unsecured Debentures”) in the aggregate principal amount of $5 million and (ii) the outstanding principal amount of the Unsecured Debentures together with interest accrued and fees thereon were forgiven in part and exchanged for (A) the Unsecured Debentureholder Shares and (B) the June Unsecured Debentures in the aggregate principal amount of $15 million. Furthermore, all existing options and warrants to purchase Shares, including certain debenture warrants and exchange warrants previously issued to the Secured Lenders, the warrants previously issued in connection with the Unsecured Debentures and all other Affected Equity (as defined in the Plan of Arrangement), were cancelled and extinguished for no consideration.

The Shares may be consolidated pursuant to a yet-to-be decided consolidation ratio. Such consolidation, if implemented, would be subject to applicable corporate approval along with applicable CSE filings and applicable CSE approval and approval by the Financial Industry Regulatory Authority. Under the Company’s articles, the Company may subdivide or consolidate all or any of its Shares by a resolution of the Board.

In connection with the closing of the Recapitalization Transaction, the Company also entered into the IRA, pursuant to which the Investors are entitled to designate nominees for election or appointment to the Board as follows:

•	one investor (the “First Investor”) shall be entitled to designate director nominees as follows:

(i)

For so long as the First Investor’s Debt Exchange Common Share Percentage (as defined in the IRA) is at least 30%, the First Investor shall be entitled to designate up to three individuals as director nominees;

(ii)

For so long as the First Investor’s Debt Exchange Common Share Percentage is less than 30% but is at least 15%, the First Investor shall be entitled to designate up to two individuals as director nominees; and

(iii)

For so long as the First Investor’s Debt Exchange Common Share Percentage is less than 15% but is at least 5%, the First Investor shall be entitled to designate up to one individual as a director nominee.

•

a second investor (the “Second Investor”) shall be entitled to designate up to one individual as a director nominee for so long as the Second Investor’s Debt Exchange Common Share Percentage is at least 5%.

•

a third investor (the “Third Investor”) shall be entitled to designate up to one individual as a director nominee for so long as the Third Investor’s Debt Exchange Common Share Percentage is at least 5%.

•

a fourth investor (the “Fourth Investor”) shall be entitled to designate up to one individual as a director nominee for so long as the Fourth Investor’s Debt Exchange Common Share Percentage is at least 5%.

PROPOSAL ONE

SETTING THE NUMBER OF DIRECTORS

At the Meeting, shareholders will be asked to consider and, if thought advisable, approve a resolution setting the number of directors for the present time at six. It is the intention of the persons named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” setting the number of directors to be elected at the Meeting at six.

PROPOSAL TWO

ELECTION OF DIRECTORS

If proposal one is approved with respect to fixing the number of directors at six, the Board for the ensuing year will consist of six directors who are each to be elected at the Meeting for a term of office expiring at the next Annual General Meeting of shareholders or until their respective successors have been elected. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated their willingness to serve as a member of the Board, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders will be vested with discretionary authority in such instance to vote the enclosed form of proxy for such substitute as the Board shall designate. Please refer to the section below entitled “Director Nomination Process” for a description of nomination rights held by certain shareholders.

The Articles include an advance notice provision (the “Advance Notice Provision”) which provides for the requirement of advance notice to the Company in circumstances where nominations of persons for election to the Board are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the BCBCA or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA.

Among other things, the Advance Notice Provision fixes a deadline by which holders of voting shares of the Company must submit director nominations to the Company prior to any annual general or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form. For further information, see “Shareholder Nominations to the Board of Directors” in this Proxy Statement. The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision in the Articles, a copy of which is filed as an exhibit to the Company’s 2021 Annual Report on Form 10-K filed with the SEC at www.sec.gov and available under the Company’s SEDAR profile at www.sedar.com.

If, as of the date that is 30 days prior to the date of the Meeting, the Company has not received notice of a nomination in compliance with the Advance Notice Provision, any nominations for director other than nominations by or at the direction of the Board or an authorized officer of the Company will be disregarded at the Meeting.

The following six nominees have been nominated by the Board. Voting for the election of directors will be conducted on an individual, and not slate, basis.

Name of Nominee	Director Since	Principal Occupation, Business or Employment(4)	Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly(5)(7)	Options Beneficially Owned, or Controlled or Directed, Directly or Indirectly(7)
Scott Cohen(1)(3) Age: 53 California, USA	2022	Principal, Four Seas Advisors LLC	Nil	Nil

Michelle Mathews-Spradlin(1)(2) Age: 55 California, USA	2022

Board Member, Talkwalker

Board Member, The Wendy’s Company

Board Member, Jacana

Board Trustee, Caltech

Board Member, The Brandtech Group

Board Member, UCLA School of Theater, Film, and Television

Advisory Board Member (digital), Unilever

			Nil	Nil

Kenneth W. Gilbert Age: 71 Connecticut, USA	N/A	Group Chief Marketing Officer, VOSS Water of Norway	Nil	Nil

Alexander Shoghi(3)(6) Age: 40 Texas, USA	2022	Portfolio Manager, Oasis Management	Nil	Nil

Marco D’Attanasio(1)(6) Age: 54 West Bay, Cayman Islands	2022	Chief Investment Officer, Hadron Capital (Cayman) Ltd.	455,443,478	Nil

Zachary Arrick(2)(3)(6) Age: 37 California, USA	2022	Senior Research Analyst at Senvest Management LLC	Nil	Nil

(1)	Proposed Member of the Audit Committee.
(2)	Proposed Member of the Compensation Committee.
(3)	Proposed Member of the Nominating and Corporate Governance Committee.
(4)

The information as to principal occupation, business or employment and Shares beneficially owned, controlled or directed by a nominee is not within the knowledge of the management of the Company and has been furnished by the nominee.

(5)	Does not include Shares issuable upon the exercise of stock options.
(6)

This director may not be considered “independent” of the Company. “Independent” refers to the standards of independence established under Canadian Securities Administrators’ National Instrument 58-101 – Disclosure of Corporate Governance Practices.

(7)	Figures provided as of the Record Date.

Scott Cohen

Scott Cohen has over 25 years of professional investment experience, including public and private debt and equity securities. Mr. Cohen is currently a consultant to financially troubled companies and stakeholders, and an active investor in turnaround opportunities. Until 2017 Mr. Cohen was with Silver Rock Financial, a large family office, investing in debt and equity investments. Responsibilities included sourcing of both public and private debt, structuring debt securities and loans, and leading activist and restructuring transactions. Prior to Silver Rock Financial, Mr. Cohen was Managing Director and Portfolio Manager at Cerberus Capital Management (“Cerberus”). At Cerberus, Mr. Cohen’s responsibilities included analyzing, investing, and managing of a portfolio of primarily distressed assets. Most of these investments involved activist or control roles, from leading creditor committees to initiating negotiations with borrowers in restructurings. Mr. Cohen also worked closely with the private equity team at Cerberus on several large transactions, focusing on liability management within portfolio companies. Prior to joining Cerberus, Mr. Cohen worked in Merrill Lynch’s distressed debt trading group from 1992 to 1998, analyzing and investing in distressed corporate situations. From 1990 to 1992 he was an investment banker in Merrill’s High Yield Finance and Restructuring Group. Mr. Cohen is a 1990 graduate of Tufts University. The Company believes Mr. Cohen is qualified to serve as a director of the Company because of his experience and background in both private equity and capital markets.

Michelle Mathews-Spradlin

From 1993 until her retirement in 2011, Ms. Mathews-Spradlin worked at Microsoft Corporation (Nasdaq: MSFT) (“Microsoft”), where she served as Chief Marketing Officer and previously held several other key leadership positions. Prior to her employment with Microsoft, Ms. Mathews-Spradlin worked in the United Kingdom as a communications consultant for Microsoft from 1989 to 1993. She also held various roles at General Motors Co. from 1986 to 1989.

As the CMO and SVP of Microsoft, Ms. Mathews-Spradlin oversaw the company’s global marketing function, including the household brands of Windows, Office, Xbox, Internet Explorer and Bing. Ms. Mathews-Spradlin led Microsoft’s consumer and business-to-business marketing to hundreds of millions of global customers. She was instrumental in driving the growth of Microsoft’s global business by building several of the world’s leading technology brands. As the most senior woman at Microsoft, she was also a strong advocate for female advancement and personally spearheaded the company’s network and mentoring program for female progression at the company. She retired from Microsoft in 2011, after 22 years.

Ms. Mathews-Spradlin currently serves on the board of The Wendy’s Company (Nasdaq: WEN) and in addition serves as a board member of several private companies, including Jacana Holdings Inc., The Bouqs Company and Brandtech Group. She is also a digital advisory board member for Unilever PLC (NYSE: UL),, a member of the board of trustees of the California Institute of Technology and a member of the executive board of the UCLA School of Theater, Film and Television. The Company believes Ms. Mathews-Spradlin is qualified to serve as a director of the Company because of her experience in senior leadership and C-suite positions.

Kenneth Gilbert

From October 2012 until his retirement in December 2017, Mr. Gilbert served as the Group Chief Marketing Officer of VOSS of Norway ASA (“VOSS”), a global manufacturer and marketer of premium bottled water. Prior to joining VOSS, Mr. Gilbert founded and served as the President of RazorFocus, a marketing consultant practice, from May 2005 to October 2012. Prior to that time, he served as President and Chief Operating Officer of UniWorld Group, Inc., a multicultural advertising agency in the U.S., from May 2003 to June 2004. From September 1995 to April 2001, Mr. Gilbert worked at Snapple Beverage Corporation (formerly Snapple Beverage Group, Inc.) (“Snapple”) as Senior Vice President and Chief Marketing Officer, where he led marketing efforts to revitalize the brand and assembled four company brands for successful disposition. Prior to his employment with Snapple, Mr. Gilbert served as Group Account Director at the Messner Vetere Berger Carey Schmetterer RSCG advertising agency from July 1991 to August 1995 and as Senior Vice President and Director of Client Services at UniWorld Group, Inc. from February 1989 to June 1991. Mr. Gilbert currently serves on the board of The Wendy’s Company (Nasdaq: WEN)since being appointed in 2016.

The Company believes Mr. Gilbert is qualified to serve as a director of the Company because he possesses extensive experience in global brand management, marketing communications, advertising strategy and sustainability/ESG attributable to his overall professional background as a senior marketing executive in the consumer beverage industry. In his former roles as Chief Marketing Officer for VOSS and Snapple, Mr. Gilbert oversaw the company’s marketing function, administered multimillion-dollar budgets, directed internal marketing capabilities, and managed the company’s strategic worldwide brand development, expansion, and distribution. During those years he developed in-depth knowledge and expertise in strategic planning, innovative brand revitalization, risk management, advertising conceptualization and public relations, domestic and international operations, and human capital management. Mr. Gilbert also provides valuable and unique insights into consumer brand positioning strategies, new product development, digital and social media platforms and cultivation of brand recognition and value.

Alexander Shoghi

Mr. Shoghi is a Portfolio Manager at Oasis Management, a private investment management firm headquartered in Hong Kong. Mr. Shoghi joined Oasis in 2005, first based in Hong Kong, and subsequently relocating to the U.S. as the founder and manager of Oasis Capital in Austin, Texas in early 2012. From 2004 to 2005, Mr. Shoghi worked at Lehman Brothers in New York City. Mr. Shoghi holds a Bachelor of Science of Business Administration in Finance and International Business degree from Georgetown University. The Company believes Mr. Shoghi is qualified to serve as a director of the Company because of his experience and background in finance.

Marco D’Attanasio

Marco D’Attanasio is the founder and chief investment officer of Hadron Capital (Cayman) Ltd. (“Hadron”), a boutique investment manager with offices in London UK and the Cayman Islands. Hadron currently manages five different investment funds with a catalyst-driven investment style. Prior to founding Hadron in 2004, Mr. D’Attanasio was managing director at the Royal Bank of Canada in London, where he worked from 1998 to 2004. At RBC he was heading up event-driven and relative value proprietary investments for Europe and Asia. Prior to that Mr. D’Attanasio worked at the London offices of HSBC and JPMorgan. Mr. D’Attanasio holds a PhD in theoretical physics and has co-written numerous academic international publications in particle physics and cosmology. The Company believes Mr. D’Attanasio is qualified to serve as a director of the Company because of his experience in senior leadership positions and background in finance.

Zachary Arrick

Mr. Arrick is a Senior Research Analyst at Senvest Management LLC, a private investment management firm headquartered in New York City. Mr. Arrick joined Senvest in 2013. From 2007 to 2013, Mr. Arrick worked at Morgan Stanley in San Francisco and New York City, and JMP Securities in San Francisco. Mr. Arrick holds a Bachelor of Arts degree in Economics from the University of Pennsylvania. The Company believes Mr. Arrick is qualified to serve as a director of the Company because of his experience and background in finance.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, as at the date of this Proxy Statement or during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

in their own capacity or as a director or executive officer of any company that while the person was acting in that capacity, or within a year of that person ceasing to act in that capacity became a bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receive manager or trustee appointed to hold its assets;

•

been the subject of any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority;

•	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer;

•

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, been subject to any other penalties or sanctions imposed by a court or regulatory body, including a self-regulatory body that would be likely to be considered important to a reasonable securityholder making a decision;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

We are not currently a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, we believe will have a material adverse effect on our business, financial condition or operating results.

Shareholder Approval

The nominees for director who received the most votes cast by the holders of the Shares entitled to vote at the Meeting and present in person or by proxy (also known as “plurality” of the votes cast) will be elected.

The Board recommends a vote “FOR” the election of such nominees.

CORPORATE GOVERNANCE

Executive Officers

Our executive officers are appointed annually by our Board and hold office until their resignation or removal or their successors are appointed. The following table sets forth information about our executive officers as of July 5, 2022.

Name	Age	Position(s)
Robert Galvin	61	Interim Chief Executive Officer and Chief Operating Officer
Julius Kalcevich	48	Chief Financial Officer

Robert Galvin is the Company’s Interim Chief Executive Officer and Chief Operating Officer, and has held a number of executive positions with the Company and previously served as a member of the Board following the completion of the Company’s transaction in February 2019 with MPX Bioceutical Corporation (“MPX”), where Mr. Galvin also served as a board member. Mr. Galvin has significant relevant experience having held operational, financial, and administrative executive leadership roles at both public and private companies prior to joining the Company. From 2009 to 2016, Mr. Galvin served as Chief Financial Officer of EQM Technologies & Energy, Inc., an environmental engineering firm, and from 2002 to 2009 he served as Chief Financial Officer of NuCO2 Inc., a beverage carbonation company formerly listed on Nasdaq. Mr. Galvin began his career with KPMG and holds a Bachelor of Science degree in accounting from Villanova University.

Julius Kalcevich has served as the Company’s Chief Financial Officer since October 2016 and previously served as a member of the Board from September 2016 to December 5, 2019. Mr. Kalcevich also has over 15 years of experience in corporate finance and strategic consulting. Previously a partner of BG Partners Corp. in Toronto, Canada, he was responsible for planning, structuring and monitoring corporate finance transactions for his firm’s cannabis investments. Mr. Kalcevich was previously a Director of Investment Banking with CIBC World Markets and Oppenheimer in Toronto and New York. During the period of 2005-2012, he completed over 20 transactions representing over $4 billion in aggregate value.

Board of Directors

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board’s approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board met 31 times during the 2021 fiscal year, 13 times during the 2020 fiscal year and 6 times during the 2019 fiscal year. During fiscal years 2019, 2020 and 2021, each director participated in at least 90% or more of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she was a director); and (ii) the total number of meetings of all committees of the Board on which he or she served (during the period that he or she served).

Family Relationships

There are no family relationships among any of our executive officers or directors.

Corporate Governance Overview

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We understand that corporate governance practices change and evolve over time, and we seek to adopt and use practices that we believe will be of value to our shareholders and will positively aid in the governance of the Company. To that end, we regularly review our corporate governance policies and practices and compare them to the practices of other peer institutions and public companies. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our board determines that it would benefit our Company and our shareholders.

Director Independence

The Board considers a director to be independent in accordance with Canadian legal requirements if he or she meets the definition of independence set forth in National Instrument 52-110 – Audit Committees (“NI 52-110”) and if he or she has no direct or indirect material relationship with the Company which, in the view of the Board, could reasonably be perceived to materially interfere with the exercise of the director’s independent judgment. Our Board considers the relationships that non-employee director have with us and all other facts and circumstances our Board deems relevant in determining independence, including the beneficial ownership of our Shares by each non-employee director. Alexander Shoghi, Marco D’Attanasio and Zachary Arrick may not be considered “independent” of the Company.

Board’s Role in Risk Oversight and Management

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

Director Nomination Process

Our Board believes that its directors should have the highest professional and personal ethics and values, consistent with the Company’s longstanding values and standards. They should have broad experience at the policy-making level in business, government or civic organizations. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their own unique experience. Each director must represent the interests of the Company. When considering potential director candidates, our Board also considers the candidate’s independence, character, judgment, diversity, age, skills, including financial literacy, and experience in the context of our needs and those of our Board. Our Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences and should be capable of articulating a variety of viewpoints. Our Board’s priority in selecting board members is the identification of persons who will further the interests of our shareholders through his or her record of professional and personal experiences and expertise relevant to our business. Also see “Board Diversity” in this Proxy Statement.

Pursuant to the IRA, which is further described under “The Recapitalization Transaction” in this Proxy Statement, certain shareholders are entitled to designate nominees for election or appointment to the Board.

The First Investor has nominated Mr. Cohen, Ms. Mathews-Spradlin and Mr. Gilbert. Mr. Shoghi has been nominated by the Second Investor, Mr. Arrick has been nominated by the Third Investor and Mr. D’Attanasio has been nominated by the Fourth Investor.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) is responsible for, among other things:

•	developing and recommending criteria for Board membership and recommending Board nominees including reviewing candidates recommended by shareholders;

•	recommending committee nominees;

•	considering matters of corporate governance;

•	reviewing and advising regarding the functions of senior officers; and

•	reviewing succession plans with respect to officers.

Pursuant to the IRA, the Nominating and Corporate Governance Committee shall be comprised of such directors as the Board may determine. The Nominating and Corporate Governance Committee currently consists of Alexander Shoghi, Zachary Arrick and Scott Cohen with Alexander Shoghi serving as the Chair. The Nominating and Corporate Governance Committee met 5 times during 2021. The Board adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.ianthus.com/team/board-committees. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Shareholder Nominations to the Board

Shareholders wishing to recommend persons for consideration as nominees for election to the Board can do so by writing to an officer of the Company at 420 Lexington Avenue, Suite 414, New York, NY 10170, attention: CEO, CFO or Corporate Secretary. Notice must set forth the following information for each person whom the nominating shareholder proposes to nominate for election as a director: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (D) a statement as to whether such person would be “independent” of the Company (within the meaning of NI 52-110), if elected as a director at such meeting and the reasons and basis for such determination and (E) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors. The Nominating and Governance Committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the Nominating and Governance Committee. The Nominating and Governance Committee may contact the shareholder making the nomination to discuss the qualifications of the candidate and the shareholder’s reasons for making the nomination. The nominating process described above applies only with respect to the selection of director candidates whom the Nominating and Governance Committee will recommend to the Board for inclusion in the slate of candidates for election at the Annual Meeting.

The Nominating and Corporate Governance Committee will also consider nominees to our Board recommended by shareholders if shareholders comply with the requirements of our Articles and BCBCA. Director nominations by a shareholder or group of shareholders for consideration by our shareholders at our Annual General Meeting of shareholders, or at a special meeting of our shareholders that includes on its agenda the election of one or more directors, may only be made in accordance with the IRA, our Articles and applicable law. Where a third party has the right to nominate one or more directors to the Company’s Board, such as pursuant to the IRA, the selection and nomination of such directors need not be subject to this process.

Pursuant to our Articles, nominations of persons for election to the Board may be made by any shareholder of the Company (a “Nominating Shareholder”) who, at the close of business on the Meeting Notice Date (as defined below) and on the record date for the notice of the Annual Meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at the Annual Meeting or who beneficially owns shares that are entitled to be voted at such meeting, and who complies with the notice procedures set forth below. For a nomination to be made by a Nominating Shareholder, such Nominating Shareholder must give timely notice thereof in proper written form to an officer of the Company in accordance with the Articles. The Nominating Shareholder’s notice must include the information about the Nominating Shareholder and the director-nominee, as well as satisfaction of certain eligibility requirements by the director-nominee, as set forth in the Articles.

To be timely under the Articles, a Nominating Shareholder’s notice must be received by an officer of the Company not less than 30 days or more than 65 days prior to the date of the Annual Meeting; provided, however, that in the event that the Annual Meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the Annual Meeting was made (the “Meeting Notice Date”), the Nominating Shareholder’s notice must be so received not later than the close of business on the 10th day following the Meeting Notice Date. The public announcement of an adjournment of the Annual Meeting does not commence a new time period for the giving of a Nominating Shareholder’s notice. In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), notice must be made not later than the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision in the Articles, a copy of which is filed as an exhibit to the Company’s 2021 Annual Report on Form 10-K filed with the SEC at www.sec.gov and available under the Company’s SEDAR profile at www.sedar.com.

Changes in Nominating Procedures

There were no material changes to the procedures by which shareholders may recommend nominees to the Board during the year ended December 31, 2021.

Board Mandate and Committees

The Board has a written mandate that governs the Board. The Board meets on a regular basis and holds additional meetings as required to deal with the Company’s business.

Additionally, the Board is empowered by governing corporate law, the Company’s Articles and its corporate governance policies to manage or supervise the management of the affairs and business of the Company. The Board carries out its responsibilities directly and through three Board committees, the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the Nominating and Corporate Governance Committee, each of which operate under a written committee charter approved by the Board. The composition and responsibilities of each committee of our Board are described in this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Although each committee is directly responsible for evaluating certain enumerated risks and overseeing the management of such risks, the entire Board is generally responsible for and is regularly informed through committee reports about such risks and any corresponding remediation efforts designed to mitigate such risks. In addition, appropriate committees of the Board receive reports from senior management within the organization in order to enable the Board to understand risk identification, risk management and risk mitigation strategies. When a committee receives such a report, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role.

Audit Committee

Prior to the completion of the Recapitalization Transaction the Audit Committee of the Board was comprised of Michael Muldowney, Diane Ellis, and Robert Galvin (the “Pre-Transaction Audit Committee”). Upon completion of the Recapitalization Transaction, members of the Pre-Transaction Audit Committee ceased to hold office as directors and therefore as members of the Audit Committee. Following completion of the Recapitalization Transaction the IRA, provides that the Audit Committee shall be comprised of one nominee designated by each of the First Investor, the Second Investor and the Third Investor. As proposed, the members of our Audit Committee would be Scott Cohen as Chair, Michelle Mathews-Spradlin and Marco D’Attanasio. After reviewing the qualifications of the proposed members of the Audit Committee, and any relationships they may have with us that might affect their independence, the Board has determined that Scott Cohen and Michelle Mathews-Spradlin are independent of the Company and Marco D’Attanasio may not be considered independent of the Company. In this context “independent” is as defined in in NI 52-110. In addition, our Board of Directors has determined that Scott Cohen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our audit committee met 5 times during 2021.

The main function of the Audit Committee is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The committee’s responsibilities include, among other things:

•

overseeing the work of the external auditors in preparing or issuing the auditor’s report, including the resolution of disagreements between management and the external auditors regarding financial reporting and audit scope or procedures;

•

determining whether adequate controls are in place over annual and interim financial reporting as well as controls over our assets, transactions and the creation of obligations, commitments and liabilities;

•	reviewing our financial statements;

•	reviewing transactions with related persons;

•	reviewing all non-audit services which are proposed to be provided by the external auditors to us or any of our subsidiaries;

•	establishing procedures for complaints received by us regarding accounting matters; and

•	reviewing the policies and procedures in effect for considering officers’ expenses and perquisites.

Relevant Education and Experience

Each of the current and proposed members of the Audit Committee is financially literate (as such term is defined in National Instrument 51-102 Continuous Disclosure Obligations (“NI 51-102”)) and has adequate education and experience that is relevant to their performance as an Audit Committee member and, in particular, the requisite education and experience that have provided the member with:

•

an understanding of the accounting principles used by the issuer to prepare its financial statements, and the ability to assess the general application of those principles in connection with estimates, accruals and reserves;

•

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the issuer’s financial statements, or experience actively supervising individuals engaged in such activities; and

•	an understanding of internal controls and procedures for financial reporting.

Audit Committee Oversight

The Pre-Transaction Audit Committee did not make any recommendations to the Board to nominate or compensate any auditor since the commencement of the Company’s most recently completed financial year, other than Marcum.

Reliance on Certain Exemptions

At no time has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

The Company is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions in section 6.1 of NI 52-110 relating to Parts 3 (Composition of the Audit Committee) and 5 (Reporting Obligations).

A copy of the charter for the Audit Committee is posted on our website at www.ianthus.com/team/board-committees and appended hereto as Schedule A. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Compensation Committee

Pursuant to the IRA, the Compensation Committee of the Board shall be comprised of one nominee designated by the Second Investor together with such other directors as the Board may determine. As proposed, the members of our Compensation Committee would be Michelle Mathews-Spradlin as Chair, Zachary Arrick and a third member to be determined. Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Furthermore, the Compensation Committee discharges the responsibilities of the Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. The Compensation Committee met 5 times during 2021. The Compensation Committee is responsible for, among other things:

•	reviewing and approving our compensation and benefit programs, policies and practices;

•	setting the compensation of the Chief Executive Officer and approving the compensation of the members of the executive leadership team;

•	establishing and reviewing annual and long-term performance goals and objectives of the Chief Executive Officer;

•	reviewing the goals approved by the Chief Executive Officer for the members of the executive leadership team and the performance thereof;

•	reviewing and making recommendations to the Board regarding director compensation; and

•	overseeing the administration of the cash-based and equity-based compensation plans.

In December 2021, the Compensation Committee retained Frederic W. Cook & Co., Inc. as a compensation consultant to the Company. This consultant assisted with the implementation of the Omnibus Incentive Plan.

A copy of the charter for the Compensation Committee is posted on our website at www.ianthus.com/team/board-committees. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•	development or commercialization experience in large consumer products companies;

•	experience as a board member or executive officer of another publicly-held company;

•	strong finance experience;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•	diversity of background and perspective, including with respect to age, gender, race, place of residence and specialized experience;

•	conflicts of interest; and

•	practical and mature business judgment.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Board Diversity Matrix (as of July 5, 2022)

Board Size:

Total Number of Directors 6

	Female	Male	Non-Binary	Did not disclose gender
Gender:
Directors	1	5	0	0
Number of Directors who identify in any of the categories below:
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			3

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2021, we believe that, except for Gotham Green Partners LLC, which did not timely file a Form 3, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2021.

Directorships

The following current and proposed directors of the Company are also presently serving on boards of other reporting companies (or equivalent): Mr. Shoghi is also serving on the board of JAKKS Pacific Inc. (NASDAQ: JAKK), Ms. Mathews-Spradlin and Mr. Gilbert are also serving on the board of The Wendy’s Company

(NASDAQ: WEN) and Mr. D’Attanasio is also serving on the board of Lekoil Limited (AQSE: LEK). None of the directors have held any other directorships in the past five years, with the exception of Mr. D’Attanasio who previously served on the board of Argo Blockchain PLC (LSE:ARB; NASDAQ:ARBK) from July 2020 to July 2021.

Director Orientation and Continuing Education

When new directors are appointed, they receive orientation commensurate with their previous experience on the Company’s properties and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

Board Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and its board committees.

Ethical Business Conduct

The Board has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual directors’ participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Secretary at iAnthus Capital Holdings, Inc., 420 Lexington Avenue, Suite 414, New York, NY 10170. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Secretary will do one of the following:

•	forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

•	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors and officers. A copy of the code is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2020. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors and officers will be included in a Current Report on Form 8-K, which we will file within four business days following the date of the amendment or waiver.

Director Attendance at Annual Meetings

We do not have a formal policy regarding director attendance at our annual meeting of shareholders. However, all directors are encouraged to attend. All of our then directors attended our last annual meeting of shareholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee (then composed) reviewed the audited financial statements in the Annual Reports with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Pre-Transaction Audit Committee discussed with Marcum, the auditor of the Company, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Pre-Transaction Audit Committee received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence, and the Pre-Transaction Audit Committee discussed with Marcum its independence.

The Pre-Transaction Audit Committee discussed with Marcum the overall scope and plans for their audit. The Pre-Transaction Audit Committee met with Marcum, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Pre-Transaction Audit Committee held 4 meetings during fiscal year 2019, 7 meetings during fiscal year 2020 and 2 meetings during fiscal year 2022 thus far.

In reliance on the reviews and discussions referred to above, the Pre-Transaction Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2020.

The Audit Committee and the Board have also recommended that the shareholders appoint Marcum as the Company’s auditor.

Respectfully submitted,

AUDIT COMMITTEE of the Board of Directors

Michael Muldowney Diane Ellis

The foregoing report of the Audit Committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

Executive Compensation

As an emerging growth company under the Jumpstart our Business Startups (“JOBS”) Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, which permit us to limit reporting of executive compensation to (i) our principal executive officer, (ii) up to two other most highly compensated executive officers whose salary exceeds $100,000 and (iii) up to two additional individuals for whom disclosure would have been provided under (ii) but for the fact that the individual was not serving as an executive officer of the company at the end of the last fiscal year.

In this section “Named Executive Officer” (“NEO”) means any individual who, during the Company’s four most recently completed financial years ended December 31, 2018, 2019, 2020 and 2021 was:

a)

each individual who, in respect of the Company, during any part of the most recently completed financial year, served as chief executive officer, including an individual performing functions similar to a chief executive officer (“CEO”);

b)

each individual who, in respect of the Company, during any part of the most recently completed financial year, served as chief financial officer, including an individual performing functions similar to a chief financial officer (“CFO”);

c)

in respect of the Company and its subsidiaries, the most highly compensated executive officer other than the individuals identified in paragraphs (a) and (b) at the end of the most recently completed financial year whose total compensation was more than C$150,000 for that financial year; and

d)

each individual who would be a NEO under paragraph (c) but for the fact that the individual was not an executive officer of the Company or any of its subsidiaries, and was not acting in a similar capacity, at the end of the Company’s financial years ended December 31, 2018, 2019, 2020 and 2021.

Summary Compensation Table

The following table provides information regarding the compensation awarded to or earned during 2018, 2019, 2020 and 2021, as applicable, by our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(5)		Stock Awards ($)	Option Awards ($)(6)	Non Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Randy Maslow(1) Former Interim Chief Executive Officer, Former President and Former Director	2021	675,000	300,000	(7)	—	—	—	—	—	300,000
	2020	675,000	—		—	—	—	—	—	675,000
	2019	400,000	200,000		—	3,839,301	—	—	—	4,439,301
Julius Kalcevich(2) CFO and Former Director	2021	675,000	275,000		—	—	—	—	—	950,000
	2020	675,000	—		—	—	—	—	—	675,000
	2019	250,000	200,000		—	2,283,474	—	—	—	2,733,474
Hadley Ford(3) Former CEO and Former Director	2021	—	—		—	—	—	—	—	—
	2020	1,006,000	—		—	—	—	—	—	1,006,000
	2019	250,000	200,000		—	3,946,011	—	—	—	4,396,011
Robert Galvin(4) Interim CEO and Interim Chief Operations Officer	2021	675,000	250,000		—	—	—	—	—	925,000
	2020	675,000	—		—	—	—	—	—	675,000
	2019	215,543	150,000		1,881,888	—	—	—	—	2,247,431

(1)	Mr. Maslow resigned from his executive position and from the Board effective as of May 6, 2022.
(2)	Mr. Kalcevich ceased being a director on December 5, 2019.
(3)	Resigned as CEO and member of the Board effective as of April 27, 2020.
(4)

Mr. Galvin was appointed as director of the Company on February 5, 2019, ceased being a director on December 5, 2019, was re-appointed as a director of the Company on May 6, 2022 and resigned on June 24, 2022. Mr. Galvin was appointed as Interim Chief Operating Officer of the Company on November 27, 2020. Mr. Galvin was appointed as Interim CEO effective as of May 6, 2022.

(5)	Cash bonuses awarded at the discretion of the Board.
(6)

The amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, Accounting for Stock Options and Other Stock-Based Compensation. See Note 2(r) to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for the assumptions used in calculating these amounts.

(7)	This bonus was paid as a result of Mr. Maslow’s Separation Agreement the details of which are summarized below.

Narrative to Summary Compensation Table

Compensation Review Process

Compensation of the directors of the Company is determined by the Board, based on the recommendations made by the Compensation Committee. Compensation of the CEO of the Company is determined by the Compensation Committee (either alone or, if directed by the Board, in conjunction with a majority of the independent directors on the Board). Compensation for senior executives is determined and approved annually by the Compensation Committee, based on recommendations made by the CEO of the Company. In determining compensation, the Compensation Committee and the Board consider industry standards, annual and long-term performance goals and financial situation but do not currently have any formal objectives or criteria. The Compensation Committee and the Board informally monitor the performance of each executive officer keeping in mind the business strengths of the individual and the purpose of their appointment as an officer. The Compensation Committee currently comprises of the following directors: Michelle Mathews-Spradlin and Zachary Arrick. It is anticipated that a third member will be appointed to the Compensation Committee at a later date. The Board has not adopted any specific policies or practices to determine the compensation for the Company’s directors and executive officers other than as disclosed above.

The Compensation Committee is also responsible for, among other things, reviewing and approving the Company’s compensation and benefit programs, policies and practices, and overseeing the administration of the Company’s cash-based and equity-based compensation plans.

Risk Management

The Board has not considered the implications of the risks associated with the Company’s compensation policies and practices.

The Company has not adopted a policy that forbids directors or officers from purchasing financial instruments designed to hedge or offset a decrease in market value of the Company’s securities granted as compensation or held, directly or indirectly, by directors or officers. The Company is not, however, aware of any of its directors or officers having entered into this type of transaction.

Elements of Executive Compensation Program

The Company’s compensation program consists of the following elements:

a)	base salary or consulting fees;

b)	bonus payments; and

c)	equity participation through the Omnibus Incentive Plan.

Base Salary or Consulting Fees

Base salary ranges for NEOs were initially determined upon review of salaries paid by other companies that are comparable in size to the Company.

In determining the base salary of a NEO, the Compensation Committee and the Board considers the following factors:

a)	the particular responsibilities related to the position;

b)	salaries paid by other companies in the same industry, which were similar in size and stage of development as the Company;

c)	the experience level of the NEO;

d)	the amount of time and commitment which the NEO devotes to the Company; and

e)	the NEO’s overall performance and performance in relation to the achievement of corporate milestones and objectives.

Bonus Payments

Each of the NEOs, as well as all employees, are eligible for an annual bonus, payable in cash or through option-based compensation. The amount paid is based on the Board’s assessment of the Company’s performance for the year. Factors considered in determining bonus amounts include individual performance, financial criteria (such as cash management and share price performance) and operational criteria (such as significant acquisitions of licensed cannabis operations and the attainment of corporate milestones).

The Company awarded bonuses to certain NEOs and employees during its financial year ended December 31, 2019, December 31, 2020 and December 31, 2021 as disclosed in the compensation table above.

Equity Participation

The Company currently offers equity participation in the Company through its Omnibus Incentive Plan. Please see “Equity Compensation Plan Information”.

Executive Compensation

Except for the grant of Awards to NEOs, there are no arrangements under which NEOs were compensated by the Company during the three most recently completed financial years for their services in their capacity as NEOs, directors or consultants.

Pension Disclosure

The Company does not have in place any deferred compensation plan or pension plan that provides for payments or benefits at, following or in connection with retirement.

Section 162(m) of the Code

Section 162(m) generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to “covered employees,” which include: (i) the Chief Executive Officer; (ii) the Chief Financial Officer; (iii) any employee whose total compensation is required to be reported to shareholders under the Exchange Act by reason of such employee being among the three highest compensated officers for the taxable year (excluding the CEO and CFO); and (iv) any executive who was a “covered employee” for any tax year beginning after December 31, 2016. A “covered employee” includes any individual who meets the definition of a “covered employee” at any time during the year, and also includes executives who are the top three highest paid officers (excluding the CEO or CFO) even if their compensation is not required to be disclosed under existing SEC rules. Section 162(m) of the U.S. Internal Revenue Code of 1986 (the “Code”) was amended by the Tax Cut and Jobs Act of 2018 so that the exceptions for payment of “performance-based compensation” or commissions have been eliminated.

Certain of our executives have received total compensation in excess of $1,000,000, such that we may not be allowed the full federal tax deduction otherwise permitted for such compensation.

Employment Agreements; Potential Payments Upon Termination or Change-in-Control

Other than as set out in this Proxy Statement, the Company has no agreements or arrangements under which compensation was provided during the 2019, 2020 or 2021 financial year or is payable in respect of services provided to the Company or any of its subsidiaries that were performed by a director or NEO.

On October 10, 2019, the Company entered into an employment agreement (the “Ford Employment Agreement”) effective as of January 1, 2019, as amended on April 4, 2020, with Hadley Ford pursuant to which Mr. Ford served as the Company’s CEO. On April 27, 2020, Mr. Ford resigned as CEO and a director of the Company.

Pursuant to the terms of the Ford Employment Agreement, Mr. Ford received a base salary of $600,000 and, beginning on January 1, 2019, he was eligible to receive an annual incentive bonus at the sole discretion of the Board. Furthermore, pursuant to the terms of the Ford Employment Agreement, on February 1st of each calendar year during the term of the agreement or the first day thereafter that the Company was permitted to issue options, Mr. Ford was entitled to receive ten-year stock options (the “Ford Time Vested Options”) to purchase such number of Shares equal to $1,066,667 minus the value of the base salary for that year which options vested in 12 equal quarterly installments commencing on the last day of the calendar quarter following the date of grant and otherwise pursuant to the terms and conditions of an award agreement. The Ford Time Vested Options were to be paid either as a grant of stock options or restricted stock units (“Restricted Stock Units”). Mr. Ford was also entitled to receive annual performance based options (the “Ford Performance Options”) to purchase such number of Shares as determined by the Compensation Committee; provided, however, such Ford Performance Options would be equal to no less than $533,333. The Ford Performance Options were to expire ten years from the date of grant and vested in 12 equal quarterly installments commencing on the last day of the calendar quarter following the date of grant. The Ford Performance Options were to be paid either as a grant of stock options or Restricted Stock Units. Mr. Ford was also entitled to participate in the Company’s benefit plans, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

In the event Mr. Ford terminated his employment other than for Good Reason (as defined in the Ford Employment Agreement) and provided the Transition Notice (as defined in the Ford Employment Agreement), the Company was required to pay Mr. Ford (i) accrued but unpaid salary (the “Ford Accrued Salary”) until the date of termination and (ii) all issued vested options would continue to be exercisable but any unvested options would terminate. In the event Mr. Ford terminated his employment other than for Good Reason and without providing the Transition Notice, the Company was required to pay Mr. Ford the Ford Accrued Salary and Mr. Ford was permitted to benefit rights as required by law. In the event the Company released Mr. Ford during the one month Transition Notice period, the Company was required to pay Mr. Ford his then salary and other benefits for the remainder of the Transition Notice period and any options that would have vested during the remainder of the Transition Notice period would vest. In the event the Company terminated Mr. Ford’s employment without Cause (as defined in the Ford Employment Agreement) or Mr. Ford terminated his employment for Good Reason, the Company was required to pay Mr. Ford (i) the Ford Accrued Salary until the date of termination and (ii) all issued options were to be accelerated such that they became immediately exercisable and the Company would have extended the period during which such options were to be exercisable (A) for a period of one year following the date of termination of employment if Mr. Ford had been employed by the Company for less than three years and (B) until the later of (I) the expiration date set forth in the applicable option agreement and (II) five years from the date of the termination of Mr. Ford’s employment if he had been employed by the Company for at least three years.

Furthermore, if Mr. Ford had been employed by the Company for at least three years, the Company was also to (i) issue him additional ten-year options to purchase such number of Shares equal to the total value of the options issued to Mr. Ford during the preceding twelve months which options would fully vest and become immediately exercisable and (ii) pay him the Severance Payment (as defined in the Ford Employment Agreement), provided that he, among other things, signed an agreement releasing all claims against the Company and its officers, representatives and employees (the “Release Agreement”). In the event the Company terminated Mr. Ford’s employment without Cause or he terminated his employment for Good Reason during the first twelve months after a Change in Control (as defined in the Ford Employment Agreement), the Company was required to pay Mr. Ford (i) the Ford Accrued Salary until the date of termination, (ii) an amount equal to his Adjusted Base Salary Compensation (as defined in the Ford Employment Agreement) for a period of two years following the termination date and (iii) all options were to be accelerated such that they became immediately exercisable and the options would continue to be exercisable until the later of (A) the expiration date set forth in the applicable option agreement and (B) five years from the date of termination of Mr. Ford’s employment. In addition, if Mr. Ford had been employed by the Company for less than three years, the Company was to issue Mr. Ford ten-year options to purchase such number of Shares equal to the Adjusted Option Value (as defined in the Ford Employment Agreement) that were issued to Mr. Ford during the preceding twelve months which options would fully vest and become immediately exercisable. If Mr. Ford had been employed by the Company for more than three years, the Company was to issue Mr. Ford ten-year options to purchase such number of Shares equal to two times the Adjusted Option Value that were issued to Mr. Ford during the preceding twelve months which options would fully vest and become immediately exercisable provided that Mr. Ford, among other things, signed the Release Agreement. The Ford Employment Agreement also contained covenants prohibiting Mr. Ford from disclosing the Company’s confidential information, from competing against the Company and from soliciting, among others, the Company’s employees and customers.

On April 27, 2020, Mr. Ford resigned as CEO and a director of the Company. In conjunction with such resignation, Mr. Ford executed a Release Agreement. Pursuant to such Release Agreement and the Ford Employment Agreement, the Company agreed to pay Mr. Ford a Severance Payment of $250,000 in cash (plus up to $10,000 in fees and expenses) and set off an aggregate of $488,466.85 (representing the Ford Accrued Salary, deferred compensation and notice pay under the Ford Employment Agreement) against amounts owed by Mr. Ford pursuant to a director loan maturing July 5, 2021.

The Company entered into employment agreements with the following individuals: (1) Randy Maslow (the “Maslow Employment Agreement”) effective as of January 1, 2019, pursuant to which Mr. Maslow served as President and as Interim Chief Executive Officer; (2) Julius Kalcevich (the “Kalcevich Employment Agreement”) effective as of January 1, 2019, pursuant to which Mr. Kalcevich serves as Chief Financial Officer; and (3) Robert Galvin (the “Galvin Employment Agreement”) effective as of January 1, 2019, pursuant to which Mr. Galvin was appointed as Chief Administrative Officer and served as Interim Chief Operations Officer. Each employment agreement was subsequently amended on April 4, 2020. The terms of the Maslow Employment Agreement and Galvin Employment Agreement continue for a period of three years and automatically renew for successive one-year periods at the end of each term until either party delivers written notice of their intent not to renew at least 60 days prior to the expiration of the then effective term. The Kalcevich Employment Agreement provides for an indefinite term and shall remain in effect until terminated by either party pursuant to the terms thereof.

Pursuant to the terms of the employment agreements, Mr. Maslow, Mr. Kalcevich and Mr. Galvin each receive a base salary of $675,000. Each employment agreement also entitles the applicable employee to receive an annual incentive bonus at the sole discretion of our Board, based on criteria established annually by the Board in its sole discretion. Any such incentive bonus shall be paid no later than March 15 of the fiscal year following the fiscal year in which it was earned. Furthermore, pursuant to the terms of the applicable employment agreement, we promised to issue annual grants of ten-year stock options (the “Time-Vested Options”) to purchase such number of our Shares equal to the following: (i) $1,066,667 minus the value of the base salary for that year (Maslow); or (ii) $800,000 minus the value of the base salary for that year (Kalcevich and Galvin). Each option grant shall vest in 12 equal quarterly installments commencing on the last day of the calendar quarter next following the date of grant and otherwise pursuant to the terms and conditions of an award agreement. Such Time-Vested Options may be granted as either stock options or Restricted Stock Units. Each employment agreement also entitles the applicable employee to annual performance based options (the “Performance Options”) to purchase such number of our Shares as determined by our Compensation Committee; provided, however, that the value of each annual grant shall be equal to no less than the following amounts: (i) $533,333 (Maslow) or (ii) $400,000 (Kalcevich and Galvin). We retained the discretion to cancel all, some or none of the Performance Options based on the achievement of certain individual or Company performance objectives. The Performance Options expire ten years from the date of grant and vest in 12 equal quarterly installments commencing on the last day of the calendar quarter following the date of grant. The Performance Options may be granted as either as a grant of stock options or Restricted Stock Units. Each employment agreement also entitles the applicable employee to participate in the Company’s benefit plans, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time.

In the event that we terminate Mr. Maslow’s or Mr. Galvin’s employment for Cause (as defined in the Maslow Employment Agreement and Galvin Employment Agreement, respectively), we shall pay Mr. Maslow or Mr. Galvin accrued but unpaid salary (the “Maslow Accrued Salary” or “Galvin Accrued Salary,” as applicable) until the date of termination. Similarly, if we terminate Mr. Kalcevich’s employment for Cause (as defined in the Kalcevich Employment Agreement), we shall pay Mr. Kalcevich (i) accrued but unpaid salary and vacation pay (the “Kalcevich Accrued Salary” and together with the Maslow Accrued Salary and Galvin Accrued Salary, “Accrued Salary”) until the date of termination. For each of Mr. Maslow, Mr. Galvin and Mr. Kalcevich, upon their termination for Cause, any options that vested 12 months prior to the date of termination shall be exercisable for 90 days following the date of termination and all other options shall terminate.

In the event that either Mr. Maslow’s, Mr. Galvin’s or Mr. Kalcevich’s employment is terminated by us for Disability (as defined in the applicable employment agreement) or death, we shall pay to him (i) the applicable Accrued Salary until the date of termination and (ii) all issued options shall be accelerated such that they shall become immediately exercisable (and shall not be subject to reduction for failure to meet performance objectives) and we shall extend the period during which such options may be exercisable. In the event that the employment of any of Mr. Maslow, Mr. Galvin or Mr. Kalcevich terminates by reason of his Disability or death at the beginning of any calendar year prior to the grant of any options, we shall issue to the applicable employee options based upon the value of the options granted to him in the calendar year prior to his termination. Such options shall be fully vested and immediately exercisable, with an exercise price equal to the fair market value at the time of issuance and shall remain exercisable for a period of ten years from the date of grant.

In the event that any of Mr. Maslow, Mr. Galvin or Mr. Kalcevich terminates his employment other than for Good Reason (as defined in the applicable employment agreement), we shall pay to him (i) the applicable Accrued Salary until the date of termination and (ii) all issued vested options shall continue to be exercisable but any unvested options shall terminate.

In the event that we terminate any of Mr. Maslow’s, Mr. Galvin’s or Mr. Kalcevich’s employment without Cause or if Mr. Maslow, Mr. Galvin or Mr. Kalcevich terminates his employment for Good Reason, we shall pay to him (i) the applicable Accrued Salary until the date of termination and (ii) all issued options shall be accelerated such that they shall become immediately exercisable and we shall extend the period during which such options may be exercisable. Furthermore, if Mr. Maslow, Mr. Galvin or Mr. Kalcevich, as applicable, has been employed by us for at least three years, we shall also (i) issue him additional options to purchase such number of common shares equal to the total value of the options issued to him during the preceding 12 months (or if no options have been granted during the previous 12 months, then the most recent option grant, and which options shall be fully vested and immediately exercisable) and (ii) pay him the Severance Payment (as defined in the applicable employment agreement) in an amount equal to his current base salary, plus the amount of any incentive bonus paid to him during the previous 12 months, provided that he, among other things, signs a release agreement. In addition, we will pay the COBRA premiums for Mr. Maslow, Mr. Galvin or Mr. Kalcevich, as applicable, and his dependents for a period of 12 months following his termination.

In the event that we terminate any of Mr. Maslow’s, Mr. Galvin’s or Mr. Kalcevich’s employment without Cause or if Mr. Maslow, Mr. Galvin or Mr. Kalcevich terminates his employment for Good Reason during the first 12 months after a Change in Control (as defined in the applicable employment agreement), we shall pay to him (i) the applicable Accrued Salary until the date of termination; (ii) an amount equal to his Adjusted Base Salary Compensation (as defined in the Maslow Employment Agreement and Galvin Employment Agreement) or Base Salary Compensation (as defined in the Kalcevich Employment Agreement), as applicable, for period of two years following the termination date; and (iii) all options shall be accelerated such that they shall become immediately exercisable (and shall not be subject to reduction for failure to meet performance objectives) and we shall extend the period during which such options may be exercisable. In addition, if Mr. Maslow, Mr. Galvin or Mr. Kalcevich, as applicable, has been employed by us for less than three years, we shall issue to him options to purchase such number of common shares equal to either the Adjusted Option Value (Maslow and Galvin) or Option Value (Kalcevich) (as applicable, and as such terms are defined in the applicable employment agreement) that were issued to him during the preceding 12 months. If the applicable employee has been employed by us for more than three years, we shall issue options to purchase such number of common shares equal to two times the Adjusted Option Value (Maslow and Galvin) or Option Value (Kalcevich) that were issued to him during the preceding 12 months (or if no options have been granted during the previous 12 months, then the most recent option grant), provided that the applicable employee, among other things, signs a release agreement. In either case, such options shall be fully vested and immediately exercisable for a period of ten years from the date of grant.

Effective as of May 6, 2022 (the “Resignation Date”), Mr. Maslow resigned from his executive positions with the Company, including all positions with the Company’s subsidiaries and its affiliates, and from the Board and committees of the Board. In connection with the resignation, Mr. Maslow and the Company entered into the Separation Agreement, pursuant to which Mr. Maslow will receive certain compensation and benefits valued to substantially equal the value of entitlements he would have received under Section 4(g) of his employment agreement effective as of January 1, 2019 and amended on April 4, 2020 (together, the “Employment Agreement”). Specifically, Mr. Maslow will receive total cash compensation in the amount of approximately $12.2 million (the “Separation Payment”), of which approximately $5.1 million was paid out on May 6, 2022. The remainder of the Separation Payment will be paid out in equal installments of approximately $0.9 million per month over the eight months following the Resignation Date, which shall be accelerated upon the closing of the Recapitalization Transaction or a Material Financing or in the event of a Board Change, as such terms are described in the Separation Agreement. In addition, the Company will pay the monthly premium for Mr. Maslow’s continued participation in the Company’s health and dental insurance benefits pursuant to COBRA for one year from May 6, 2022. Furthermore, Mr. Maslow’s compensation and benefits includes, among other items, an extension of the exercise period of options to acquire the Company’s common shares held by Mr. Maslow until the earlier of (i) five years from the Resignation Date; (ii) the original expiration dates of the applicable option; or (iii) the closing of the Recapitalization Transaction. Finally, under the Separation Agreement, Mr. Maslow agreed to relinquish all entitlements to his right to receive a grant of Restricted Stock Units under the long-term incentive plan that was announced on January 7, 2022, the issuance of which was contingent on the closing of the Recapitalization Transaction. Mr. Maslow will continue to serve the Company in a consulting role for a period of six months following the Resignation Date (provided that such period may be extended by an additional six months by the Company) at a base compensation of $25,000 per month. Under the Separation Agreement, it was agreed that Mr. Maslow’s non-competition covenant will expire upon termination of the consulting term. In consideration for receipt of these compensation and benefits, Mr. Maslow provided a release to the Company (and the Company provided a release to Mr. Maslow), agreed to provide certain cooperation to the Company, agreed to certain confidentiality and return of property covenants, to mutual non-disparagement covenants and to negotiate in good faith a potential extension of Mr. Maslow’s non-competition covenants.

Outstanding Equity Awards at 2021 Fiscal Year End

The following table provides information with respect to holdings of unvested options and stock awards held by our named executive officers, at December 31, 2021.

	Option Awards(11)
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price (C$)	Option Expiration Date
Randy Maslow Former Interim Chief Executive Officer, President and Director	120,000	(1)	—	$1.60	5/11/26
	150,000	(3)	—	$2.25	11/21/27
	150,000	(5)	—	$3.56	3/2/28
	1,546,168	(6)	125,543	$7.50	8/6/29

Julius Kalcevich Chief Financial Officer,	200,000	(2)	—	$1.61	5/17/26
	257,750	(4)	—	$2.25	11/21/27
	150,000	(5)	—	$3.56	3/2/28
	921,741	(7)	72,531	$7.50	8/6/29

Robert Galvin Interim Chief Executive Office and Interim Chief Operations Officer	41,825	(8)	—	$2.42	10/30/22
	83,650	(8)	—	$5.14	1/15/23
	366,666	(9)	33,332	$5.35	6/6/29
	280,075	(10)	14,197	$7.50	6/8/29

(1)	Stock options granted to Randy Maslow in May 2016 vested quarterly in equal installments over a one year period on July 5, 2016, September 30, 2016, December 31, 2016 and March 31, 2017.
(2)

Stock options granted to Julius Kalcevich in May 2016 vested quarterly in equal installments over a two year period on July 5, 2016, September 30, 2016, December 31, 2016, March 31, 2017, July 5, 2017, September 30, 2017, December 31, 2017 and March 31, 2018.

(3)	Stock options granted to Randy Maslow in November 2017 vested immediately upon grant.
(4)

150,000 stock options granted to Julius Kalcevich in November 2017 vested quarterly in equal installments over a one year period on December 31, 2017, March 31, 2018, July 5, 2018 and September 30, 2018. 107,750 stock options granted to Julius Kalcevich in November 2017 vested quarterly in equal installments over a two year period on December 31, 2017, March 31, 2018, July 5, 2018, September 30, 2018, December 31, 2018, March 31, 2019, July 5, 2019 and September 30, 2019.

(5)

Stock options granted to Randy Maslow and Julius Kalcevich in March 2018 vested quarterly in equal installments over a one year period on March 31, 2018, July 5, 2018, September 30, 2018 and December 31, 2018.

(6)

Stock options granted to Randy Maslow in August 2019. Assuming all milestones were met as of each quarter end date, these stock options would vest in accordance with the following schedule: 251,084 stock options on September 30, 2019, 125,542 stock options on December 31, 2019, 290,747 stock options on March 31, 2020, 125,542 stock options on July 5, 2020, 125,543 stock options on September 30, 2020, 125,542 stock options on December 31, 2020, 125,541 stock options on March 31, 2021, 129,543 stock options on July 5, 2021, 125,542 stock options on September 30, 2021, 125,543 stock options on December 31, 2021, 125,543 stock options on March 31, 2022.

(7)

These stock options were granted to Julius Kalcevich in August 2019. Assuming all milestones were met as of each quarter end date, these stock options would vest in accordance with the following schedule: 145,061 stock options on September 30, 2019, 72,531 stock options on December 31, 2019, 196,434 stock options on March 31, 2020, 72,351 stock options on July 5, 2020, 72,351 stock options on September 30, 2020, 72,350 stock options on December 31, 2020, 72,351 stock options on March 31, 2021, 72,351 stock options on July 5, 2021, 72,350 stock options on September 30, 2021, 72,351 stock options on December 31, 2021, 72,351 stock options on March 31, 2022.

(8)	Stock options granted to Robert Galvin on October 30, 2018 and January 15, 2018 by MPX became immediately vested on the date of the acquisition of MPX (the “MPX Acquisition”), February 5, 2019.
(9)

Stock options granted to Robert Galvin on June 6, 2019 and vest over a 30-month period in accordance with the following schedule: 66,666 stock options on September 30, 2019, 33,334 stock options on December 31, 2019, 33,333 stock options on March 31, 2020, 33,334 stock options on July 5, 2020, 33,334 stock options on September 30, 2020, 33,333 stock options on December 31, 2020, 33,333 stock options on March 31, 2021, 33,334 stock options on July 5, 2021, 33,333 stock options on September 30, 2021, 33,333 stock options on December 31, 2021, and 33,333 stock options on March 31, 2022.

(10)

Assuming all milestones were met as of each quarter end date, stock options granted to Robert Galvin in August 2019 would vest in accordance with the following schedule: 28,395 stock options on September 30, 2019, 14,197 stock options on December 31, 2019, 138,101 stock options on March 31, 2020, 14,198 stock options on July 5, 2020, 14,197 stock options on September 30, 2020, 14,197 stock options on December 31, 2020, 14,198 stock options on March 31, 2021, 14,197 stock options on July 5, 2021, 14,197 stock options on September 30, 2021, 14,198 stock options on December 31, 2021, 14,197 stock options on March 31, 2022.

(11)	On June 24, 2022, all outstanding stock options were cancelled in connection with closing of the Recapitalization Transaction.

Non-Employee Director Compensation

The table below shows the equity and other compensation granted to our non-employee directors during the fiscal year ended 2021. All amounts in the table are in whole dollars.

Name	Year	Fees Earned or Paid Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other in Compensation ($)(4)	Total ($)
Robert M. Whelan Jr.(2)	2021	147,500	(1)	—	—	—	—	307	147,807
Michael P. Muldowney(3)	2021	147,500	(1)	—	—	—	—	90	147,590
Diane M. Ellis(3)	2021	147,500	(1)	—	—	—	—	—	147,500

(1)

Each independent director was paid an annual cash fee of $40,000 and a retainer of $100,000, which is prorated for the number of days in which the director has served on the Board, assuming 365 days in a calendar year. Directors who also chair one of the three committees receive an additional $7,500 per year in committee chair fees, which is prorated for the number of days in which the director has chaired a committee, assuming 365 days in a calendar year.

(2)	Robert M. Whelan Jr. resigned as a member of our Board on January 18, 2022.
(3)	Mr. Muldowney and Ms. Ellis ceased to be directors on June 24, 2022.
(4)	All Other in Compensation includes reimbursable expenses.

As of December 31, 2021, each director held options to purchase up to 116,860 common shares. Upon appointment to the Board, each non-employee director received an initial grant of stock options to purchase common shares of the Company valued at $117,222 on the date of grant, which vest in accordance with the following schedule: 19,476 stock options vest on July 5, 2020, 9,739 stock options vest on September 30, 2020, 9,738 stock options vest on December 31, 2020, 9,738 stock options vest on March 31, 2021, 9,739 stock options vest on July 5, 2021, 9,738 stock options vest on September 30, 2021, 9,738 stock options vest on December 31, 2021, 9,739 stock options vest on March 31, 2022, 9,738 stock options vest on July 5, 2022, 9,738 stock options vest on September 30, 2022, and 9,739 stock options vest on December 31, 2022. On June 24, 2022, all outstanding stock options were cancelled in connection with closing of the Recapitalization Transaction.

During the financial year ended December 31, 2021, no stock options were granted.

PROPOSAL THREE

APPOINTMENT OF AUDITOR

The Board recommends, on the advice of the Audit Committee, that the shareholders of the Company re-appoint Marcum as the Company’s auditor to audit the Company’s consolidated financial statements for fiscal year 2022. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor. It is not anticipated Marcum will attend the Meeting.

Principal Independent Registered Public Accounting Firm Fees and Services

Marcum has served as our auditor since August 10, 2018. The engagement of Marcum was approved by the Audit Committee and the Board. Marcum completed the audits of the Company for the years ended December 31, 2019, 2020 and 2021.

During the years ended December 31, 2019, 2020 and 2021, there were no “reportable events” as such term is defined in NI 51-102.

External Auditor Service Fees

The Audit Committee has reviewed the nature and amount of the non-audit services provided by Marcum to ensure auditor independence. Fees incurred with Marcum and BDO Canada LLP (previous auditor) for audit and non-audit services in the last four fiscal years are outlined in the following table.

Nature of Services	Fees Paid to Marcum in Fiscal Year Ended December 31, 2021	Fees Paid to Marcum in Fiscal Year Ended December 31, 2020	Fees Paid to Marcum in Fiscal Year Ended December 31, 2019	Fees Paid to Marcum in Fiscal Year Ended December 31, 2018	Fees Paid to BDO in Fiscal Year Ended December 31, 2018
Audit Fees(1)	US$1,569,954	US$1,871,813	US$1,731,609	C$1,031,709	C$809,651
Audit-Related Fees(2)	Nil	Nil	US$1,153,011	C$612,958	C$48,939
Tax Fees(3)	Nil	Nil	Nil	Nil	C$18,882
All Other Fees(4)	Nil	Nil	Nil	Nil	Nil
Total	US$1,569,954	US$1,871,813	US$2,884.620	C$612,958	C$877,472

(1)

“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)

“Audit-Related Fees” include services normally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)

“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

Pre-approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act, our Audit Committee Charter requires the Audit Committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The Audit Committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the Audit Committee. If such authority is delegated, such delegated members of the Audit Committee must report to the full Audit Committee at the next Audit Committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2021, 2020 and 2019 all of the services performed by our independent registered public accounting firm were pre-approved by the Audit Committee

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the appointment of Marcum as the auditor of the Company for the fiscal year ended December 31, 2022 and to authorize the directors to fix the remuneration of the auditor.

The Board recommends a vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Shares as of July 5, 2022 by (i) each person known to beneficially own more than 5% of our outstanding common shares, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group.

Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such shareholders, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Julius Kalcevich	435,282		*
Robert Galvin	313,096		*
Scott Cohen	—		—
Michelle Mathews-Spradlin	—		—
Alexander Shoghi	—		—
Marco D’Attanasio	455,443,478	(4)(7)	7.3%
Zachary Arrick	—		—
all Named Executive Officers and Directors as a Group (7 persons)	456,191,856		7.3%
5% or Greater Shareholders:
Parallax Master Fund, LP(2)	369,665,259		5.9%
Gotham Green Partners, LLC (3)	2,572,163,241	(8)	41.2%
Hadron Healthcare and Consumer Special Opportunities Master Fund(4)	455,443,478		7.3%
Senvest Management, LLC(5)	1,062,701,449	(9)	17.0%
Oasis Investments II Master Fund Ltd.(6)	1,270,742,712	(10)	20.35%

*	Represents beneficial ownership of less than 1%.
(1)	The address of each person is c/o iAnthus Capital Holdings, Inc., 420 Lexington Avenue, Suite 414, New York, NY 10170.
(2)

William Bartlett and S. Daniel Hutchison are principals and executive officers of the investment adviser of Parallax Master Fund, L.P., and in such capacity they have the right to vote and dispose of the securities held by such entity. The address of Parallax Master Fund, L.P. is 88 Kearny Street, 20th Floor, San Francisco, CA 94108.

(3)

Gotham Green Partners, LLC manages and makes decisions on behalf of Gotham Green Fund 1, L.P. and Gotham Green Fund 1 (Q), L.P., of which Gotham Partners GP I, LLC is the general partner, Gotham Green Fund II, L.P. and Gotham Green Fund II (Q), L.P., of which Gotham Green GP II, LLC is the general partner, Gotham Green Credit Partners SPV 1, L.P. of which Gotham Green Credit Partners GP 1, LLC is the general partner and Gotham Green Partners SPV V, L.P., of which Gotham Green Partners SPV V GP, LLC is the general partner. Jason Adler is the Managing Member of Gotham Green Partners, LLC, and in such capacity has the right to vote and dispose of the securities held by Gotham Green Fund 1, L.P., Gotham Green Fund 1 (Q), L.P., Gotham Green Fund II, L.P., Gotham Green Fund II (Q), L.P., Gotham Green Partners SPV 1, L.P., and Gotham Green Partners SPV V, L.P. The address of Gotham Green Partners, LLC is 1437 4th Street, Suite 200, Santa Monica, California 90401.

(3)

Marco D’Attanasio is the Managing Member of Hadron Healthcare and Consumer Special Opportunities Master Fund and in such capacity has the right to vote and dispose of the securities held by such entity. The address of Hadron Healthcare and Consumer Special Opportunities Master Fund is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.
(4)

Senvest Management, LLC manages and makes decisions on behalf of Senvest Master Fund, LP and Senvest Global (KY), LP. Richard Mashaal and Brian Gonick are members of Senvest Management, LLC, and in such capacity have the right to vote and dispose of the securities held by Senvest Master Fund, LP and Senvest Global (KY) LP. The address of Senvest Management, LLC is 540 Madison Avenue, 32nd Floor New York, NY 10022.

(5)

Seth Fisher is responsible for the supervision and conduct of all investment activities of Oasis Investments II Master Fund Ltd., including all investment decisions with respect to the assets of Oasis Investments II Master Fund Ltd., and in such capacity, has the right to vote and dispose of the securities held by such entity. The address of Oasis Investments II Master Fund Ltd. is Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(6)	Represents 445,443,478 common shares held by Hadron Healthcare and Consumer Special Opportunities Master Fund.
(7)

Represents (i) 125,855,957 common shares held by Gotham Green Fund 1, L.P.; (ii) 503,502,503 common shares held Gotham Green Fund 1(Q), L.P.; (iii) 57,324,290 common shares held by Gotham Green Fund II, L.P.; (iv) 333,453,540 common shares held by Gotham Green Fund II (Q), L.P.; (v) 936,930,574 common shares held by Gotham Green Credit Partners SPV 1, L.P.; and (vi) 615,096,377 common shares held by Gotham Green Partners SPV V, L.P.

(8)	Represents: (i) 936,189,370 common shares held by Senvest Master Fund, LP; and (ii) 126,512,077 common shares held by Senvest Global (KY), LP.
(9)

Includes 1,265,120,771 Shares held by Oasis Investments II Master Fund Ltd. and 5,621,941 Shares which are subject to a securities lending arrangement for which Oasis Investments II Master Fund Ltd. may be deemed to have beneficial ownership.

Equity Compensation Plan Information

The Company has an Amended and Restated Omnibus Incentive Plan (the “Omnibus Incentive Plan”) dated October 15, 2018, which was approved by shareholders at the Company’s annual general and special meeting held on November 26, 2018.

On January 6, 2022, the Board approved the terms of a long-term incentive program recommended by the then current Compensation Committee, pursuant to which the Company will allocate to certain employees (including executive officers) Restricted Stock Units and option awards up to, in the aggregate, 5.75% of our fully diluted equity under the Omnibus Incentive Plan (“LTIP Awards”) in order to attract and retain such employees. The allocations of the LTIP Awards will occur following the closing of the Recapitalization Transaction contemplated by the Restructuring Support Agreement. All of the existing warrants and options will be cancelled, and the Shares may be consolidated pursuant to a consolidation ratio which has yet to be determined.

The following table sets out information as of December 31, 2021 with respect to the Omnibus Incentive Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	33,143,342	$3.15	6,668,197
Equity compensation plans not approved by security holders	—	—	—
Total	33,143,342	$3.15	6,668,197

As at December 31, 2021, the following awards were outstanding under the Omnibus Incentive Plan: a total of 33,143,342 options, representing approximately 19.30% of the then outstanding Share number. As at December 31, 2021, an aggregate of 6,668,197 options remained available for issuance under the Omnibus Incentive Plan, representing approximately 3.88% of the then outstanding Share number.

Summary of Terms and Conditions of the Omnibus Incentive Option Plan

The following is a summary of the material provisions of the Omnibus Incentive Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Omnibus Incentive Plan, a copy of which may also be obtained upon request from the CFO and Corporate Secretary of the Company by email at: info@ianthuscapital.com. A copy of the Omnibus Incentive Plan is also available on the Company’s website at https://www.ianthus.com, under the Company’s SEDAR profile at www.sedar.com and on the SEC’s website at www.sec.gov. Unless otherwise defined herein, all capitalized terms used herein will have the meanings ascribed to them in the Omnibus Incentive Plan.

The Omnibus Incentive Plan

The purpose of the Omnibus Incentive Plan is to attract, retain and reward those employees, directors and other individuals who are expected to contribute significantly to the success of the Company and its Affiliates, to incentivize such individuals to perform at the highest level, to strengthen the mutuality of interests between such individuals and shareholders and, in general, to further the best interests of the Company and its shareholders. The Omnibus Incentive Plan is intended to comply with Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), with respect to the U.S. Participants participating in the Omnibus Incentive Plan, if and when applicable, and is intended to provide for Awards which are excluded from the “salary deferral arrangement” rules in the ITA with respect to Canadian Employee Participants participating in the Omnibus Incentive Plan.

Eligibility

Any employee, officer, director, Consultant or, subject to applicable law, other advisor of, or any other individual who provides Services to the Company or any Affiliate will be eligible to receive an Award under the Plan. Only eligible employees of the Company and its Affiliates (as determined in accordance with Section 422(b) of the Code (and Sections 424(e) and 424(f) of the Code with respect to options representing the right to purchase Shares from the Company (“Incentive Stock Options” or “Options”) in the case of employees who are U.S. Participants) are eligible to be granted Incentive Stock Options under the Plan and no Canadian Participant, other than a Canadian Employee Participant, will be eligible to be granted Deferred Stock Units under the Plan.

Eligibility for the grant of Awards and actual participation in the Plan will be determined by a committee of the Board established or designated by the Board as responsible for the administration of the Omnibus Incentive Plan (the “Committee”).

Administration

The Omnibus Incentive Plan will be administered by the Committee, in its discretion and subject to the terms of the Omnibus Incentive Plan and applicable law, the Committee will have full power and discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Omnibus Incentive Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) any one or more of the Awards, including whether an Award will be a Canadian Award or a U.S. Award; (iv) authorize and approve the applicable form and determine the terms and conditions, not inconsistent with the terms of the Omnibus Incentive Plan, of any Award Agreement and Award granted hereunder (including the exercise price (if any), the exercise period, any termination provisions, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee will determine); (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Omnibus Incentive Plan will be deferred either automatically or at the election of the holder thereof or of the Committee, taking into consideration the requirements of Section 409A of the Code; (vii) determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of securities acquired pursuant to the exercise of an Award for a period of time as determined by the Committee following the date of the grant of such Award; (viii) determine whether an Option is an Incentive Stock Option or Non-Qualified Stock Option; (ix) interpret and administer the Omnibus Incentive Plan and any instrument or agreement relating to, or Award made under, the Omnibus Incentive Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it will deem appropriate for the proper administration of the Omnibus Incentive Plan; (xi) permit accelerated vesting or lapse of restrictions of any Award at any time; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Omnibus Incentive Plan.

The grant of each Award pursuant to the Omnibus Incentive Plan will be evidenced by an Award Agreement in substantially the form as may be approved by the Committee. Each such Award Agreement will include both terms and conditions as specifically provided for in the Omnibus Incentive Plan as well as such additional terms and conditions, in either case not inconsistent with the provisions of the Omnibus Incentive Plan, as the Committee will determine.

Options

An Option is any right granted to a Participant under the Omnibus Incentive Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine, as set out in the applicable Award Agreement.

The Committee will be authorized to grant Options to Participants under the Omnibus Incentive Plan. Incentive Stock Options must be granted within ten years from the earlier of: (i) the date the Omnibus Incentive Plan was adopted by the Board (i.e., the Effective Date); or (ii) the date the Omnibus Incentive Plan is approved by the Company’s shareholders. Each Award Agreement will separately designate whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, and will include the following terms and conditions and such additional terms and conditions, in either case not inconsistent with the provisions of the Omnibus Incentive Plan, as the Committee will determine, in its discretion.

The number and kind of Shares for which any Option may be granted will be determined by the Committee. Each Award Agreement will specify the exercise price per Share as determined by the Committee at the time the Option is granted; provided, however, that, except in the case of Substitute Awards, such exercise price will not be less than 100% (or not less than 110% in the case of an Incentive Stock Option granted to a 10% Shareholder) of the greater of: (i) the Fair Market Value of a Share on the date of grant of such Option; and (ii) the Fair Market Value of a Share on the trading day prior to the date of grant of such Option, which grant will occur after the close of the Exchange on the grant date.

Each Award Agreement will specify the term for which the Option thereunder is granted and will provide that such Option will expire at the end of such term; provided, however, that the term (measured from the grant date) of an Incentive Stock Option will not exceed ten years or five years for an Incentive Stock Option to a 10% Shareholder. If the term of an Option (other than an Incentive Stock Option) held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within two business days of the expiration of a Blackout Period applicable to such Participant, then the term of such Option will be extended to the earlier of the end of such Blackout Period or, provided the Blackout Period has ended, the expiry date.

With the approval of the Committee, a Participant may elect to exercise an Option, in whole or in part, without payment of the aggregate price due on such exercise by electing to receive Shares equal in value to the difference between the price and the Fair Market Value on the date of exercise, computed in accordance with the Omnibus Incentive Plan.

Stock Appreciation Rights

The Committee will be authorized to grant SARs to Participants under the Omnibus Incentive Plan. Each SAR will represent a right to receive, on exercise by the Participant, the excess of the Fair Market Value of one Share on the date of exercise over the base price of the SAR on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee, which, except in the case of Substitute Awards, will not be less than the greater of: (i) the Fair Market Value of a Share on such date of grant of the SAR or the related Option, as the case may be; and (ii) the Fair Market Value of a Share on the trading day prior to such date of grant of the SAR or the related Option, as the case may be.

Each Award Agreement will specify whether a SAR is granted to a Participant as either a freestanding SAR or a tandem SAR.

Any tandem SAR related to an Option will be granted at the same time such Option is granted to the Participant. In the case of any tandem SAR related to any Option, the SAR or applicable portion thereof will not be exercisable until the related Option or applicable portion thereof is exercisable and will terminate and no longer be exercisable on the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of Shares covered by a related Option will not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SAR. Any Option related to any tandem SAR will no longer be exercisable to the extent the related SAR has been exercised.

A freestanding SAR will not have a term greater than ten years or, unless it is a Substitute Award, a base price less than 100% of the greater of: (i) the Fair Market Value of the Share on the date of grant; and (ii) the Fair Market Value of the Share on the trading day prior to the date of grant, which grant will occur after the close of the Exchange on the grant date. Notwithstanding the foregoing, if the term of a SAR held by any Participant not subject to Section 409A of the Code would otherwise expire during, or within two business days of the expiration of a Blackout Period applicable to such Participant, then the term of such SAR will be extended to the earlier of the end of such Blackout Period or, provided the Blackout Period has ended, the expiry date.

Restricted Stock and Restricted Stock Units

The Committee will be authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants under the Omnibus Incentive Plan.

Each Restricted Stock Unit will represent a right to receive a cash payment equal to the Fair Market Value of one Share or, as the Committee’s discretion, one Share. Shares of Restricted Stock and Restricted Stock Units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or Dividend Equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

Deferred Stock Units

The Committee will be authorized to grant Awards of Deferred Stock Units to Participants under the Omnibus Incentive Plan. Deferred Stock Units provide Participants with compensation opportunities which are compatible with the interests of the Company’s shareholders, encourage a sense of ownership and reward significant achievements.

Deferred Stock Units will be settled on expiration of the deferral period specified for an Award of Deferred Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock Units will be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock Units may be satisfied by delivery of a cash payment, Shares, other Awards, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

The Committee may award Dividend Equivalents with respect to Awards of Deferred Stock Units. The entitlements on such Dividend Equivalents will not be available until the expiration of the deferral period for the Award of Deferred Stock Units.

Performance Awards

The Committee will be authorized to grant Performance Awards to Participants under the Omnibus Incentive Plan payable on the attainment of specific Performance Goals.

If the Performance Award is payable in shares of Restricted Stock, such shares will be transferable to the Participant only on attainment of the relevant Performance Goal. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such Shares), as determined by the Committee.

Subject to the applicable provisions of the Award Agreement and the Omnibus Incentive Plan, on a Participant’s termination of Service for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee on the date of the grant of the Performance Award. Based on Service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, due to such Service, performance and/or such other factors or criteria relating to the Participant’s performance to date accelerate on a pro rata basis the vesting of all or any part of any Performance Award.

When and if Performance Awards become payable, a Participant having received the grant of such units will be entitled to receive payment from the Company in settlement of such units in cash, Shares of equivalent value (based on the Fair Market Value, subject to applicable law), in some combination thereof, or in any other form determined by the Committee.

Other Stock Based Awards

The Committee will be authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent on performance of the Company or business units thereof, Shares awarded purely as a bonus and not subject to restrictions or conditions, or any other factors designated by the Committee.

Insider Limitations

Subject to the terms of the Omnibus Incentive Plan and unless permitted by applicable law, the Company will not grant Awards under the Omnibus Incentive Plan to an employee or Consultant of the Company who is an investor relations person of the Company, an Associated Consultant of the Company, an Executive Officer of the Company, a director of the Company, or a Permitted Assign of those persons if, after the distribution, (a) the number of securities, calculated on a fully diluted basis, reserved for issuance under any Security Based Compensation Arrangement granted to (i) Related Persons, exceeds 10% of the outstanding securities of the Company, or (ii) a Related Person, exceeds 5% of the outstanding securities of the Company, or (b) the number of securities, calculated on a fully diluted basis, issued within 12 months to (i) Related Persons, exceeds 10% of the outstanding securities of the Company, or (ii) a Related Person and the Associates of the Related Person, exceeds 5% of the outstanding securities of the Company.

Effect of Termination of Service on Awards

The Committee may specify the circumstances in which Awards will be exercised, vested, paid or forfeited in the event a participant ceases to provide service to the Company or any Affiliate prior to the end of a performance period or exercise or settlement of such Award. If no such circumstances are specified in the terms of an Award Agreement for a participant, the following terms will apply:

(a)

if a participant resigns their office or employment, or the employment of a participant is terminated, or a participant’s contract as a consultant terminates, only the portion of the Awards (except for Deferred Stock Units granted to Canadian Employee Participants) that has vested and is exercisable at the date of any such resignation or termination may be exercised by the participant during the period ending 30 days after the date of resignation or termination, as applicable, after which period all Awards expire;

(b)

if a participant resigns their office or employment, or the employment of a participant is terminated, or a participant’s contract as a consultant terminates, the portion of the Awards (except for Deferred Stock Units granted to Canadian Employee Participants) that has not vested and is not exercisable at the date of any such resignation will expire on the date of any such resignation or termination;

(c)

any Awards (except Deferred Stock Units), whether vested or unvested, will expire immediately upon the participant being dismissed from their office or employment for cause or on a participant’s contract as a consultant being terminated before its normal termination date for cause, including where a participant resigns their office or employment or terminates their contract as a consultant after being requested to do so by the Company as an alternative to being dismissed or terminated by the Company for cause.

Changes in Control

Except as otherwise provided in an Award Agreement, the occurrence of a Change in Control will not result in the vesting of unvested Awards nor the lapse of any period of restriction pertaining to any Restricted Stock or Restricted Stock Units (“Unvested Awards”). For the period of 24 months following a Change in Control, where a Participant’s employment or term of office or engagement is terminated for any reason, other than for cause: (i) any Unvested Awards as at the date of such termination will be deemed to have vested, and any period of restriction will be deemed to have lapsed, as at the date of such termination and will become payable as at the date of termination; and (ii) the level of achievement of Performance Goals for any Unvested Awards that are deemed to have vested pursuant to (i) above, will be based on the actual performance achieved at the end of the applicable period immediately prior to the date of termination. Subject to certain restrictions as set out in the Omnibus Incentive Plan, notwithstanding the above, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to any Award if the Committee reasonably determines in good faith in connection with a Change in Control that such Award will be honoured or assumed, or new rights substituted therefor by any successor to the Company or an Affiliate.

Amendments and Termination

Unless required by applicable law, the Committee may amend, alter, suspend, discontinue or terminate the Omnibus Incentive Plan and any outstanding Awards granted thereunder, in whole or in part, at any time without notice to or approval by the Shareholders of the Company, for any purpose whatsoever, provided that where the such amendment relates to any outstanding Award and it would (i) materially decrease the rights or benefits accruing to the holder of an Award; and (ii) materially increase the obligations of the holder of an Award, then, unless otherwise excepted out by a provision of the Plan, the Committee must also obtain the written consent of the holder of such Award in question to such amendment.

Term of the Omnibus Incentive Plan

The term of the Omnibus Incentive Plan is ten years from the Effective Date. However, unless otherwise expressly provided in the Omnibus Incentive Plan or in an applicable Award Agreement, any Award granted prior to the date that is ten years from the Effective Date may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, will extend beyond such date.

Withholding Tax

The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or Affiliate, an amount sufficient to satisfy federal, provincial, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Omnibus Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since the beginning of 2021, to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements including the Recapitalization Transaction, which are described elsewhere in this Proxy Statement. We are not otherwise a party to a current related party transaction and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

In connection with the closing of the Recapitalization Transaction, the Company entered into a Third Amended and Restated Secured Debenture Purchase Agreement (the “Secured DPA”) dated as of June 24, 2022 with ICM, the other Credit Parties (as defined in the Secured DPA), Gotham Green Admin 1, LLC as collateral agent (the “Collateral Agent”), and the lenders party thereto pursuant to which ICM issued the Secured Lenders 8% secured debentures (the “June Secured Debentures”) in the aggregate principal amount of $99,736,842.05 pursuant to the Plan of Arrangement.

The June Secured Debentures accrue interest at a rate of 8% per annum (increasing to 11% upon the occurrence of an Event of Default (as defined in the June Secured Debentures)), are due on June 24, 2027 and may be prepaid on a pro rata basis from and after the third anniversary of the Closing Date upon prior written notice to the Secured Lender without premium or penalty. Upon receipt of a Change of Control Notice (as defined in the June Secured Debentures), each Secured Lender may provide notice to ICM to either (i) purchase the June Secured Debenture at a price equal to 103% of the then outstanding principal amount together with interest accrued thereon (the “Offer Price”) or (ii) if the Change of Control Transaction (as defined in Secured DPA) results in a new issuer, or if the Secured Lender desires that the June Secured Debenture remain unpaid and continue in effect after the closing of the Change of Control Transaction, convert or exchange the June Secured Debenture into a replacement debenture of the new issuer or ICM, as applicable, in the aggregate principal amount of the Offer Price on substantially equivalent terms to those terms contained in the June Secured Debentures. Notwithstanding the foregoing, if 90% or more of the principal amount of all June Secured Debentures outstanding have been tendered for redemption on the date of the Change of Control Notice, ICM may, at its sole discretion, redeem all of the outstanding June Secured Debentures at the Offer Price. As security for the Obligations (as defined in the June Secured Debentures), ICM and the Company granted to the Collateral Agent, for the benefit of the Secured Lenders, a security interest over all of their present and after acquired personal property.

Pursuant to the Secured DPA, so long as Gotham Green Partners, LLC or any of its Affiliates (as defined in the Secured DPA) hold at least 50% of the outstanding principal amount of June Secured Debentures, the Collateral Agent will have the right to appoint two non-voting observers to the Company’s board of directors, each of which shall receive up to a maximum amount of $25,000 in any 12-month period for reasonable out-of-pocket expenses.

In addition, pursuant to the Secured DPA, certain Secured Lenders purchased an additional $25,000,000 of June Secured Debentures.

In connection with the closing of the Recapitalization Transaction, the Company, as guarantor of the Guaranteed Obligations (as defined in the Unsecured DPA (as defined herein)), entered into an Unsecured Debenture Agreement (the “Unsecured DPA”) dated as of June 24, 2022 with ICM and the Unsecured Lenders pursuant to which ICM issued 8% unsecured debentures (the “June Unsecured Debentures”) in the aggregate principal amount of $ $19,999,999.96 million pursuant to the Plan of Arrangement, including $4,999,999.96 to the Secured Lenders and $15,000,000 to the Unsecured Lenders.

The June Unsecured Debentures accrue interest at a rate of 8% per annum (increasing to 11% upon the occurrence of an Event of Default (as defined in the June Unsecured Debentures)), are due on June 24, 2027 and may be prepaid on a pro rata basis from and after the third anniversary of the Closing Date upon prior written notice to the Unsecured Lender without premium or penalty. Upon receipt of a Change of Control Notice (as defined in the June Unsecured Debenture), each Unsecured Lender may provide notice to ICM to either (i) purchase the June Unsecured Debenture at a price equal to 103% of the then outstanding principal amount together with interest accrued thereon (the “Unsecured Offer Price”) or (ii) if the Change of Control Transaction (as defined in Unsecured DPA) results in a new issuer, or if the Unsecured Lender desires that the June Unsecured Debenture remain unpaid and continue in effect after the closing of the Change of Control Transaction, convert or exchange the June Unsecured Debenture into a replacement debenture of the new issuer or ICM, as applicable, in the aggregate principal amount of the Unsecured Offer Price on substantially equivalent terms to those terms contained in the June Unsecured Debenture. Notwithstanding the foregoing, if 90% or more of the principal amount of all June Unsecured Debentures outstanding have been tendered for redemption on the date of the Change of Control Notice, ICM may, at its sole discretion, redeem all of the outstanding June Unsecured Debentures at the Unsecured Offer Price. Pursuant to the Unsecured DPA, the Obligations (as defined in the Unsecured DPA) are subordinated in right of payment to the Senior Indebtedness (as defined in the Unsecured DPA).

On October 22, 2020, our 24.6% equity interest in Reynold Greenleaf & Associates, LLC, an entity owned in part by an individual with a familial relationship to Hadley Ford, our former officer and director, was redeemed for approximately $2.4 million.

On June 30, 2017, Hadley Ford, our former Chief Executive Officer and member of our Board entered into a loan facility with us for up to C$0.5 million (equivalent $0.4 million). As of December 31, 2021 and 2020, the outstanding balance of the facility was $Nil and C$490,043 (equivalent to $0.4 million based on exchange rates as of December 31, 2020), respectively. As of December 31, 2021 and 2020, accrued interest on the outstanding balance of the facility was $Nil and C$8,185 (equivalent to $6,429 based on exchange rates as of December 31, 2020), respectively. The loan accrues interest at a rate of 2.5% per annum and was initially payable upon maturity of the loan on June 30, 2020. As part of Mr. Ford’s termination agreement, the maturity date of the loan was extended to June 30, 2021 and the balance of the loan was partially offset by compensation owed to Mr. Ford in the amount of $488,467. On January 8, 2021, the outstanding loan facility balance of $0.4 million was fully settled by compensation owed to Mr. Ford.

As part of the acquisition of MPX on February 5, 2019, we acquired the following significant related party balances:

•

On February 5, 2019, related party receivable of $0.7 million was due from companies owned by Elizabeth Stavola, our former Chief Strategy Officer and member of our Board. The related party receivable was converted into a loan facility of up to $10.0 million, which accrues interest at the rate of 16.0%, compounded annually. Interest is due upon maturity of the loan on December 31, 2021. The balance was $4.6 million as of December 31, 2021 (December 31, 2020—$3.2 million), which included accrued interest of $0.9 million as of December 31, 2021 (December 31, 2020—$0.3 million).

•

We assumed a note in the principal amount of $10.8 million, payable to the Elizabeth Stavola 2016 NV Irrevocable Trust. This trust is for the benefit of Elizabeth Stavola, our former Chief Strategy Officer and a former member of our Board. The note matured on January 19, 2020 and accrued interest at a rate of 8.0% per annum. Repayment of the note was secured by the assets of certain of our subsidiaries. For the years ended December 31, 2021 and 2020, interest expense of less than $Nil million and $0.1 million, respectively, was recognized. As of December 31, 2021 and 2020, there was no amount owed with respect to the note.

As a result of the CBD For Life, LLC acquisition on June 27, 2019:

•	$0.1 million in cash was paid and 118,850 common shares (with a fair value of $0.4 million) were issued to an individual related through a familial relationship to Elizabeth Stavola;

•

$1.5 million in cash was paid and 9,500 common shares were issuable to the Elizabeth Stavola 2016 NV Irrevocable Trust whose beneficiary is Elizabeth Stavola; however, such shares are the subject of an indemnification claim made by us.

•	6,469 common shares (with a fair value of less than $0.1 million) were issued to two individuals that are related through a familial relationship to Elizabeth Stavola;

•	36,969 common shares (with a fair value of $0.1 million) were issued to Robert Galvin, our former director and current Interim Chief Operating Officer;

•

We acquired a related party receivable of $0.8 million and related party payable of $0.5 million with CBD For Life. The balances for the receivable and payable were $nil and $nil, respectively, as of December 31, 2019; and

•

Elizabeth Stavola, our former Chief Strategy Officer and former member of our Board, was also the Chief Executive Officer of CBD For Life. As part of the acquisition of CBD, Elizabeth Stavola received 1,967,686 common shares of iAnthus through a trust that she controlled.

On August 26, 2019, iAnthus New Jersey, LLC (“INJ”) entered into a financing, leasing, licensing and services agreement (the “NJ Agreement”) with MPX New Jersey, LLC (“MPX NJ”), which is subject to regulatory approval by the New Jersey Cannabis Regulatory Commission (the “CRC”) pursuant to which INJ would provide MPX NJ with financial planning services, vendor management services, regulatory guidance and financing for working capital, among other services. Pursuant to the terms of the NJ Agreement, on October 24, 2019, INJ entered into a loan agreement with MPX NJ pursuant to which INJ would loan to MPX NJ, from time to time, up to an aggregate of $10.0 million, which may be increased by unlimited $1.0 million tranches, subject to certain conditions. Furthermore, INJ may advance up to an additional $5.0 million to MPX NJ in its sole discretion. Outstanding loans were to mature on December 31, 2021 and bear interest at a rate of 16% per year, subject to adjustment in the event of default. In connection with the Loan Agreement, on October 16, 2019, MPX NJ issued INJ a convertible promissory note (the “INJ Note”) in the principal amount of up to $10.0 million. The principal amount of the INJ Note together with any interest accrued thereon was convertible into such number of Class A units of MPX NJ equal to a 99% equity interest in MPX NJ on a fully diluted basis. In addition, on October 24, 2019, INJ entered into an option agreement (the “Option Agreement”) with MPX NJ pursuant to which INJ acquired an option to acquire all of the units of MPX NJ for $1,000. Elizabeth Stavola, our former Chief Strategy Officer and former member of our Board was the former Chief Executive Officer and majority owner of MPX NJ. On February 3, 2021, INJ sent a notice of conversion to MPX NJ pursuant to the Loan Agreement, notifying MPX NJ of INJ’s election to exercise its right to convert the entire principal amount outstanding, plus all accrued and unpaid interest thereon, into a number of Class A units of MPX NJ representing 99% equity interest in MPX NJ. The conversion of INJ’s debt to equity was subject to approval by the CRC. In addition, on February 25, 2021, INJ sent to MPX NJ and the current equityholders of MPX NJ a notice of election, notifying MPX NJ and its current equityholders of INJ’s election to exercise its purchase option pursuant to the Option Agreement. On January 7, 2022, the CRC approved INJ’s acquisition of all of the units of MPX NJ, and on February 1, 2022, INJ closed the acquisition of MPX NJ, resulting in INJ owning 100% of the equity interests of MPX NJ. As of December 31, 2021 and 2020, the outstanding balance of the loan facility including accrued interest was $4.6 million and $3.2 million, respectively.

Our former Chief Executive Officer’s sister was the Vermont Advisor Executive to iAnthus Capital Management, LLC. As of December 31, 2021 and 2020, we paid her $0.1 million and $0.1 million, respectively.

During the year ended December 31, 2019, funds affiliated with Gotham Green Partners, LLC (collectively, “GGP”) invested an aggregate amount of $37.15 million through the purchase of Senior Convertible Notes. During the year ended December 31, 2019, Parallax Master Fund, L.P. invested an aggregate amount of $15 million through the purchase of Secured Convertible Notes. During the year ended December 31, 2020, GGP invested a further $14.7 million through the Interim Financing. As of December 31, 2021, the outstanding principal amount of the Secured Convertible Notes was $97.5 million plus accrued interest and fees thereon (December 31, 2020 -$97.5 million in principal amount plus accrued interest and fees thereon). In connection with the Recapitalization Transaction, these Secured Convertible Notes were forgiven in part and, along with the Interim Financing, exchanged for June Secured Debentures, June Unsecured Debentures, and Shares. See “The Recapitalization Transaction” above.

During the year ended December 31, 2019, Hi-Med invested $5.0 million through the purchase of Unsecured Convertible Debentures. As of December 31, 2021, the outstanding balance of the Unsecured Convertible Debentures was $60.0 million plus accrued interest (December 31, 2020—$60.0 million plus accrued interest). In connection with the Recapitalization Transaction, these Unsecured Convertible Debentures were forgiven in part and exchanged for June Unsecured Debentures and Shares. See “The Recapitalization Transaction” above.

SHAREHOLDER PROPOSALS FOR 2023 ANNUAL GENERAL MEETING

Our Annual General Meeting of Shareholders generally is expected to be held by the end of June of each year.

Proposals to be included in our Proxy Statement

Proposals of shareholders intended to be presented at the Annual Meeting of shareholders to be held in 2023 pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at its executive offices no later than March 23, 2023 to be considered for inclusion in the Company’s proxy materials for that meeting. That date is 120 calendar days before the one-year anniversary of the July 21, 2022 release date for this Proxy Statement. In the event the date of the 2023 Annual General Meeting of shareholders has been changed by more than 30 days from the date of the 2022 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual General Meeting of shareholders must submit the proposal to us at iAnthus Capital Holdings, Inc., Suite 2740, 22 Adelaide Street West, Toronto, Ontario, Canada M5H 4E3 no later than a reasonable time before we begin to print and send our proxy materials for our 2023 annual meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

The BCBCA permit shareholders to make valid proposals by written notice setting out a matter that the shareholder wishes to have considered at the Annual Meeting. If you wish to submit a proposal to be included in our Proxy Statement for our 2023 Annual General Meeting of shareholders, proposals must be signed and submitted by a qualified shareholder who has complied with the relevant rules of the SEC and the BCBCA and must be delivered to our office at iAnthus Capital Holdings, Inc., Suite 2740, 22 Adelaide Street West, Toronto, Ontario, Canada M5H 4E3 at least 3 months before the anniversary of the previous year’s annual general meeting (i.e., before May 12, 2023). Pursuant to the BCBCA, a qualified shareholder is a person who: (i) is a registered owner or beneficial owner of one or more shares of our Company that carry the right to vote at general meetings; and (ii) has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two (2) years before the date of the signing of the proposal, provided that a person is not a qualified shareholder if the person has submitted and failed to present at an annual general meeting a previous proposal.

The proposal must also be signed by qualified shareholder who, together with the submitted, are, at the time of signing, registered or beneficial owners of shares that in the aggregate constitute at least 1/100 of the issued and outstanding shares of our Company that carry the right to vote at the 2023 Annual General Meeting of shareholders or have a fair market value in excess of CAD$2,000.

The proposal must be accompanied by a declaration from the submitter and each supporter, signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory: (i) providing the name of and a mailing address for that signatory; (ii) declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and (iii) unless the name of the registered owner has already been provided, providing the name of the registered owner of those shares. A proposal may be accompanied by one written statement in support of the proposal. The proposal and, if any, the statement, together, must not exceed 1,000 words in length (excluding signatures and the declarations referred to above).

A company that receives a proposal must send to all of the persons who are entitled to notice of the annual general meeting in relation to which the proposal is made: (i) the text of the proposal; (ii) the names and mailing addresses of the submitter and the supporters, and (iii) the text of the statement, if any, accompanying the proposal. The Company will allow a submitter to present the proposal, in person or by proxy, at the 2023 Annual General Meeting of shareholders if the submitter is a qualified shareholder at the time of that meeting. If our Company receives more than one proposal in relation to the 2023 Annual General Meeting of shareholders and the proposals relate to substantially the same matter, our Company only needs to comply with (i) to (iii) above in respect of the first of such proposals.

The Company need not process a proposal if any of the following circumstances applies: (i) the directors have called the 2023 Annual General Meeting of shareholders after the date on which the proposal is received by the Company and have sent notice of that meeting in accordance with the BCBCA; (ii) the proposal is not valid or exceeds the maximum length as further described above; (iii) substantially the same proposal was submitted to shareholders in a notice of meeting, or an information circular or equivalent, relating to a general meeting that was held not more than 5 years before the receipt of the proposal, and did not receive the sufficient support at the meeting in accordance with the BCBCA; (iv) it clearly appears that the proposal does not relate in a significant way to the business or affairs of the Company; (v) it clearly appears that the primary purpose for the proposal is securing publicity or enforcing a personal claim or redressing a personal grievance against the Company or any of its directors, officers or security holders; (vi) the proposal has already been substantially implemented; (vii) the proposal, if implemented, would cause the Company to commit an offence; or (viii) the proposal deals with matters beyond the Company’s power to implement.

If the Company does not intend to process a proposal in accordance with the BCBCA, as further described above, the Company must, within 21 days after the proposal is received by our registered office, send to the submitter: (i) written notice of the Company’s decision in relation to the proposal; and (ii) a written explanation as to the Company’s reasons for its decision. The submitter may apply to the court for a review of the Company’s decision. The court may restrain the holding of the annual general meeting in relation to which the proposal is made and may, if it determines that the Company did not have proper grounds to refuse to process the proposal, make any order it considers appropriate.

Proposals to be considered at a Meeting but not included in our Proxy Statement

In order to bring any other business before the shareholders at the Annual Meeting that will not be included in our Proxy Statement pursuant to Rule 14a-8, you must comply with the procedures and timing specifically described in our Articles and pursuant to Rule 14a-4(c) of the Exchange Act.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a shareholders at the 2023 annual meeting of shareholders that the shareholder does not seek to have included in our Proxy Statement if (except as described in the following sentence) the Proxy Statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before June 6, 2023 (pursuant to Rule 14a-4 of the Exchange Act, 45 days before the anniversary of the prior year’s mailing date) and the shareholder satisfies the other requirements of Rule 14a-4(c)(2). However, if the date of the 2023 annual meeting of shareholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our Proxy Statement for the 2023 annual meeting of shareholders. We will disclose the new deadline by which shareholder’s proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform shareholders. If we first receive notice of the matter after June 6, 2023, and the matter nonetheless is permitted to be presented at the 2023 annual meeting of shareholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the Proxy Statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. Accordingly, with respect to the Company’s 2023 annual meeting of shareholders, notice must be provided to iAnthus Capital Holdings, Inc. Attn. Corporate Secretary, at iAnthus Capital Holdings, Inc., Suite 2740, 22 Adelaide Street West, Toronto, Ontario, Canada M5H 4E3 no later than June 6, 2023. If a shareholder fails to provide timely notice of a proposal to be presented at the 2023 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and regular employees of the Company may solicit Proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Shares held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time in the last four financial years, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No directors, proposed nominees for election as directors, executive officers or their respective associates or affiliates, or other management of the Company were indebted to the Company as at the date hereof.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest, direct or indirect in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries during the years ended December 31, 2019, 2020 and 2021, or has any interest in any material transaction in the current year other than as set out herein or as disclosed in “Related Party Transactions” in the Company’s Annual Financial Statements for the financial years ended December 31, 2019, 2020 and 2021; and in “Related Party Transactions” of the related management discussion and analysis all of which were filed under the Company’s SEDAR profile at www.sedar.com on July 31, 2020, March 31, 2021 and March 17, 2022 respectively. For information subsequent to the Company’s financial year ended December 31, 2021, see “Note 12 – Related Party Transactions” (page 26) in the Company’s interim financial statements for the three month financial period ended March 31, 2022; and in “Related Party Transactions” page 38 of the related management discussion and analysis, both of which were filed under the Company’s profile on May 12, 2022.

ADDITIONAL INFORMATION AVAILABLE

Proxy Materials can be viewed online under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com or on the Company’s website at https://www.ianthus.com. The Proxy Materials will be available for viewing by shareholders for up to one year from the date of posting and shareholders may request a paper copy of the materials at any time during this period. Financial information is provided in the Company’s comparative annual financial statements and management discussion & analysis (“MD&A”) for its most recently completed financial year. Shareholders may contact the Company at 420 Lexington Avenue, Suite 414, New York, NY 10170, attention: CEO, CFO or Corporate Secretary to request copies of the Company’s comparative annual financial statements and MD&A for its most recently completed financial year.

The Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice. Additional information about the Company and its consolidated financial statements are also available under the Company’s profile on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the shareholders properly come before the Meeting or any adjournment thereof, the enclosed proxy confers upon the persons named in and entitled to vote the shares represented by such proxy discretionary authority to vote the shares represented by such proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed proxy also may, if it is deemed advisable, vote such proxy to adjourn the Meeting from time to time.

By Order of the Board of Directors,

/s/ Robert Galvin

Robert Galvin
Interim Chief Executive Officer

New York, New York

July 5, 2022

SCHEDULE A

iAnthus Capital Holdings, Inc. AUDIT COMMITTEE CHARTER

[See Attached]

AUDIT COMMITTEE CHARTER

iANTHUS CAPITAL HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

1.	Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of iAnthus Capital Holdings, Inc. (the “Company”).

The Audit Committee will represent and assist the Board in fulfilling its financial oversight responsibilities. The Committee will review and consider in consultation with the auditors: the integrity of the financial reporting process, the system of internal control, the Company’s compliance with legal and regulatory requirements, the Company’s external auditor’s qualifications and independence and the performance of the Company’s internal audit function and external accounting firm. In performing its duties, the Committee will maintain effective working relationships with the Board, management, and the external auditors. To effectively perform his or her role, each Committee member must obtain an understanding of the principal responsibilities of Audit Committee membership as well and the

Company’s business, operations and risks.

In addition, the Committee shall prepare a report each year for inclusion in the Company’s proxy statement relating to the election of Directors.

Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board as a whole.

2.	Composition

The Board will elect, from among their membership, based on the recommendation of the Nominating and Corporate Governance Committee of the Board, an Audit Committee. Each member of the Committee shall serve for such term or terms as the Board may determine or until his or her earlier resignation, removal or death. Any vacancy on the Committee shall be filled by the Board. No member of the Committee shall be removed as a member, except by the Board.

The Chair of the Committee shall be designated by the Board, provided that if the Board does not designate a Chair, the members of the Committee, by a majority vote, may designate a Chair.

The audit committee will consist of a minimum of three directors.

2.1 Independence

All members of the Committee, in the judgment of the Board, shall be independent in accordance with applicable securities legislation and regulations and by the policies of any stock exchange on which any of the Company’s capital stock is listed. In addition, the Company also aims to voluntarily abide by the New York Stock Exchange (NYSE) listing standards with regards to independence.

2.2 Expertise of Committee Members

Each member of the Audit Committee, in the judgement of the Board, must be financially literate and have the ability to read and understand the Company’s basic financial statements. At least one member of the Committee must have accounting or related financial management expertise. The Board shall interpret the qualifications of financial literacy and financial management expertise in its business judgment and shall conclude whether a director meets these qualifications.

Furthermore, while not required by the CSE, the Board will make its best effort to have at least one member of the Committee, in the judgment of the Board, be an “audit committee financial expert” in accordance with the rules and regulations of the Securities and Exchange Commission (SEC), and at least one member (who may also serve as the Audit Committee financial expert), in the judgment of the Board, have accounting or related financial management expertise in accordance with NYSE listing standards.

No member of the Committee may serve simultaneously on the audit committees of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in accordance with any and all applicable rules and regulations.

3.	Meetings

The Committee shall meet in accordance with a schedule established each year by the Board, with a minimum of four meetings per year and at other times that the Committee may determine necessary to fulfill its responsibilities. The Committee shall meet at least annually with the Company’s Chief Financial

Officer and external auditors in separate executive sessions.

At least annually, the Committee shall coordinate with any other applicable committees to discuss matters of mutual interest within the context of each Committee’s responsibilities. The Committee shall report regularly to the Board with respect to its activities and make recommendations to the Board as appropriate. The Committee shall maintain minutes of its meetings and records relating to those meetings.

4.	Quorum

A quorum at any meeting will be a simple majority of Committee members, provided that if the number of Committee members is an even number, one half of the number plus one shall constitute a quorum.

5.	Roles and Responsibilities

The audit committee shall fulfill the following roles and discharge the following responsibilities, consistent with and subject to applicable law and rules and regulations promulgated by the CSE or any other applicable regulatory authority:

4.1 External Audit

The Committee shall be directly responsible for overseeing the work of the external auditors in preparing or issuing the auditor’s report, including the resolution of disagreements between management and the external auditors regarding financial reporting and audit scope or procedures. In carrying out this duty, the Committee shall:

(a) recommend to the Board the external auditor to be nominated by the shareholders for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company;

(b) review (by discussion and enquiry) the external auditors’ proposed audit scope and approach;

(c) review the performance of the external auditors and recommend to the Board the appointment or discharge of the external auditors;

(d) review and recommend to the Board the compensation to be paid to the external auditors;

(e) pre-approve all audit services to be provided by the external auditors;

(f) establish policies for the hiring of employees and former employees of the external audit firm;

(g) review and confirm the independence of the external auditors by reviewing the non-audit services provided and the external auditors’ assertion of their independence in accordance with professional standards; and

(h) at least annually, receive and review a report by the external auditors describing the auditor firm’s internal quality control procedures and any material issues raised by the most recent internal quality-control review, peer review or inspection of the external auditor firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and any other required reports from the external auditor.

4.2 Internal Control

The Audit Committee shall consider whether adequate controls are in place over annual and interim financial reporting as well as controls over assets, transactions and the creation of obligations, commitments and liabilities of the Company. In carrying out this duty, the Committee shall:

(a) evaluate the adequacy and effectiveness of management’s system of internal controls over the accounting and financial reporting system within the Company;

(b) ensure that the external auditors discuss with the audit committee any event or matter which suggests the possibility of fraud, illegal acts or deficiencies in internal controls;

(c) review and approve, based on discussion with the Chief Financial Officer, the appointment, replacement or dismissal of the internal auditor, who shall report directly to the Committee and administratively to the Chief Financial Officer. Review annually with the Chief Financial Officer the performance of the chief internal auditor.

(d) review and discuss, at least annually, the scope and results of the internal audit program, including the Company’s current and future internal programs and procedures for implementing accepted recommendations made by the external auditor, and any other significant matters recognized internally; and

(e) review and discuss with the external auditor, and management, and take such action with respect thereto as may be deemed appropriate:

(i) the adequacy and effectiveness of the Company’s systems of internal controls (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by the external auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries; and

(ii) current accounting trends and developments.

4.3 Financial Reporting

The Audit Committee shall review the financial statements and financial information prior to its release to the public. In carrying out this duty, the audit committee shall:

General

(a) review significant accounting and financial reporting issues, especially complex, unusual and related party transactions, including those considered by the Nominating and Corporate Governance Committee, and any

significant unusual transactions, in each case considered for disclosure in the Company’s financial statements, to understand the terms, structure and business purpose of, and approval process applied to, each such transaction; and

(b) review and ensure that the accounting principles selected by management in preparing financial statements are appropriate.

Annual Financial Statements

(a) review the draft annual financial statements and provide a recommendation to the Board with respect to the approval of the financial statements;

(b) meet with management and the external auditors to review the financial statements and the results of the audit, including any difficulties encountered; and

(c) review management’s discussion & analysis respecting the annual reporting period prior to its release to the public.

Interim Financial Statements

(a) review and approve the interim financial statements prior to their release to the public; and

(b) review management’s discussion & analysis respecting the interim reporting period prior to its release to the public.

Release of Financial Information

(a)

review and approve all public disclosure, including earnings press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and rating agencies, prior to its release to the public (this function may be performed by the Chair or the full Committee).

4.4 Non-Audit Services

All non-audit services (being services other than services rendered for the audit and review of the financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements) which are proposed to be provided by the external auditors to the Company or any subsidiary of the Company shall be subject to the prior approval of the audit committee.

Pre-Approval Policies and Procedures

(a)	The Audit Committee may satisfy the requirement for the pre-approval of non-audit services by adopting specific policies and procedures for the engagement of non-audit services, if:

(i)	the pre-approval policies and procedures are detailed as to the particular service;

(ii)	the Committee is informed of each non-audit service; and

(iii)	the procedures do not include delegation of the Audit Committee’s responsibilities to management.

4.5 Other Responsibilities

The audit committee shall:

(a)	establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;

(b)	establish and oversee procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(c)	ensure that significant findings and recommendations made by management and the external auditor are received and discussed on a timely basis;

(d)	review the policies and procedures in effect for considering officers’ expenses and perquisites;

(e)	perform other oversight functions as requested by the Board; and

(f)	conduct an annual performance evaluation of the Committee and annually review the adequacy and update this Charter accordingly and receive approval of changes to this Charter from the Board.

4.6 Reporting Responsibilities

The audit committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations.

6.	Resources and Authority of the Audit Committee

The Committee shall have the resources and the authority appropriate to discharge its responsibilities, including the authority to:

(a)

obtain the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the Committee, including to conduct or authorize investigations into, or studies of, matters within the Committee’s scope of responsibilities;

(b)	set and pay the compensation for any advisors employed by the Audit Committee; and

(c)	communicate directly with the internal and external auditors.

6.	Guidance – Roles & Responsibilities

The following is intended to provide the Audit Committee members with additional guidance on fulfilment of their roles and responsibilities on the committee:

6.1 Internal Control

(a) evaluate whether management is setting the goal of high standards by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

(b) review and discuss, at least annually, the Company’s information security and technology risks (including cybersecurity), including the Company’s information security and risk management programs; and

(c) gain an understanding of whether internal control recommendations made by external auditors have been implemented by management.

6.2 Financial Reporting General

(a) review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

(b) ask management and the external auditors about significant risks and exposures and the plans to minimize such risks;

a.

review and discuss the Company’s policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company and relevant major legislative and regulatory developments that could materially impact the Company’s contingent liabilities and risks; and

b.	understand industry best practices and the Company’s adoption of them.

Annual Financial Statements

(a)

review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles in light of the jurisdictions in which the Company reports or trades its shares;

(b)	pay special attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

(c)

focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; warranty, professional liability; litigation reserves; and other commitments and contingencies;

(d)	consider management’s handling of proposed audit adjustments identified by the external auditors; and

(g)	ensure that the external auditors communicate all required matters to the committee.

Interim Financial Statements

(f) be briefed on how management develops and summarizes interim financial information, the extent to which the external auditors review interim financial information;

(g) meet with management and the auditors, either telephonically or in person, to review the interim financial statements; and

(h) to gain insight into the fairness of the interim statements and disclosures, obtain explanations from management on whether:

(i)	actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

(ii)

changes in financial ratios and relationships of various balance sheet and operating statement figures in the interim financial statements are consistent with changes in the company’s operations and financing practices;

(iii)	generally accepted accounting principles have been consistently applied;

(iv)	there are any actual or proposed changes in accounting or financial reporting practices;

(v)	there are any significant or unusual events or transactions;

(vi)	the Company’s financial and operating controls are functioning effectively;

(vii)	the Company has complied with the terms of loan agreements, security indentures or other financial position or results dependent agreement; and

(viii)	the interim financial statements contain adequate and appropriate disclosures.

6.3 Compliance with Laws and Regulations

(a)	periodically obtain updates from management regarding compliance with this policy and industry “best practices”;

(b)	be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements;

(c)	review the findings of any examinations by securities regulatory authorities and stock exchanges; and

(d)

review the status of compliance with laws, regulations, and internal procedures; and the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through review of reports from management, legal counsel and third parties as determined by the Committee.

6.4 Other Responsibilities

(a)	review, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements.